                             UNDERWRITING AGREEMENT




                                                                  April 15, 1996



Granges Inc.
Suite 3000
370 17th Street
Denver, Colorado
80202

Dear Sirs:

         We, ScotiaMcLeod Inc. ("SMI"), First Marathon Securities Limited, Yorkton Securities Inc. and Goepel Shields & Partners Inc. (collectively, the "Underwriters"), understand that Granges Inc. (the "Company") proposes to create, issue and sell a total of up to 9,700,000 special warrants (the "Special Warrants") of the Company having the attributes and characteristics specified herein.

         Upon and subject to the terms and conditions set forth herein, the Underwriters hereby severally offer to purchase from the Company, as more particularly described in paragraph 11.1 hereof, and by its acceptance hereof the Company hereby agrees to issue and sell to the Underwriters, 7,690,000 of the Special Warrants (the "Initial Special Warrants") at a price of $2.60 per Special Warrant for an aggregate purchase price of $19,994,000. By its acceptance hereof, the Company also hereby grants to the Underwriters an irrevocable option (the "Option"), exercisable in whole or in part by notice given by SMI (on behalf of the Underwriters) to the Company in the manner provided for in paragraph 11.2 hereof at any time prior to the Closing Date (as defined below), to purchase from the Company up to an additional 2,010,000 of the Special Warrants (the "Additional Special Warrants") at the same price as, and upon and subject to the same terms and conditions as relate to the purchase of, the Initial Special Warrants, provided that the Option will not be exercisable unless the Company has obtained the consents referred to in subparagraph 8.1(a) hereof. In this offer, the "Special Warrants" means the Initial Special Warrants and any Additional Special Warrants in respect of which the Option is exercised.

         The Company agrees that the Underwriters will be permitted to appoint other registered dealers (or other dealers duly qualified in their respective jurisdictions) as their agents to assist in the private placement contemplated hereby and that the Underwriters may determine the remuneration payable, from the commission payable to the Underwriters hereunder, to such other dealers appointed by them.

         In consideration of the Underwriters' agreement to purchase the Special Warrants and the Underwriters' services in effecting the distribution of the Special Warrants on a private placement basis, the Company agrees to pay to the Underwriters, at the time and in the manner specified in paragraph 6.3 hereof, a fee (the "Commission") out of the general funds of the Company equal to 5% of the aggregate purchase price received on the issue and sale of the Special Warrants.

         This offer and all of the Underwriters' obligations hereunder are subject to the additional terms and conditions set forth below.

1.       DEFINITIONS

         In this Agreement, unless the context otherwise requires:

(a) "business day" means a day which is not a Saturday, a Sunday or a statutory holiday in the Provinces of British Columbia or Ontario;

(b) "Closing" means the completion of the issue and sale by the Company and the purchase by the Purchasers of the Special Warrants pursuant to this Agreement;

(c) "Closing Date" means April 25, 1996 or such other date as the Company and the Underwriters may agree;

(d) "Closing Time" means 7:30 a.m. (Vancouver time) on the Closing Date or such other time on the Closing Date as the Company and the Underwriters may agree;

(e) "Common Shares" means common shares without par value in the capital of the Company as constituted on the date hereof;

(f)      "Company's Auditors" means Coopers & Lybrand;

(g)      "Company's Counsel" means Ladner Downs;

(h) "Exemptions" has the meaning attributed thereto in paragraph 3.1 hereof;

(i) "Expiry Time" means 4:30 p.m. (Vancouver time) on the fifth business day after the earlier of (i) Qualification Date and (ii) the Qualification Deadline;

(j) "Final Prospectus" means a final prospectus or final short form prospectus of the Company relating to the distribution of the Underlying Securities and, unless the context otherwise requires, includes any amendment or supplement thereto, any information or documents incorporated by reference therein and any French language version thereof;

(k) "Form 10-K" means the annual report on Form 10-K of the Company dated March 28, 1996 excluding the exhibits thereto;

(l)      "Form 20A" means Form 20A(IP) under the Securities Act (British
         Columbia);

(m) "material change", "material fact" and "misrepresentation" have the respective meanings attributed thereto in any of the Securities Laws;

(n) "Material Subsidiaries" means Hycroft Resources & Development, Inc., Hycroft Lewis Mine, Inc. and Zamora Gold Corp.;

(o) "offering memorandum" means an offering memorandum as such term is defined in subsection 32(1) of the Regulation to the Securities Act (Ontario) or in other applicable securities legislation;

(p) "Preliminary Prospectus" means a preliminary prospectus or preliminary short form prospectus of the Company relating to the distribution of the Underlying Securities and, unless the context otherwise requires, includes any amendment or supplement thereto, any information or documents incorporated by reference therein and any French language version thereof;

(q)      "Prospectuses" means the Preliminary Prospectus and the Final
         Prospectus;

(r) "Purchasers" has the meaning attributed thereto in paragraph 3.1 hereof;

(s) "Qualification Date" means the day on which a receipt is issued for the Final Prospectus by the last of the Securities Commissions to issue a receipt for the Final Prospectus;

(t) "Qualification Deadline" means the day that is 90 days after the Closing Date or such later date as the Underwriters may determine in a written notice given to the Company and the Trustee provided that the Underwriters have obtained the written consent thereto of each of the Purchasers who purchased Special Warrants at the Closing and have not resold their Special Warrants;

(u) "Qualifying Jurisdictions" means the Provinces of British Columbia and Ontario and such other provinces of Canada which are designated by the Underwriters by written notice given to the Company not less than two business days prior to the Closing Date;

(v) "Questionnaire and Undertaking" means a private placement questionnaire and undertaking in the form required by the TSE;

(w) "Securities Commissions" means, collectively, the securities commission or other securities regulatory authority in each of the Qualifying Jurisdictions;

(x) "Securities Laws" means, collectively, the applicable securities laws of each of the Qualifying Jurisdictions and the respective rules and regulations made and forms prescribed thereunder together with all applicable published policy statements, notices, blanket orders and rulings of the Securities Commissions (including national policy statements of the Canadian Securities Administrators);

(y) "Special Warrant Indenture" has the meaning attributed thereto in paragraph 2.1 hereof;

(z)      "Stock Exchanges" means the TSE and the American Stock Exchange;

(aa) "Subscription Agreement" means, with respect to each Purchaser who is not a U.S. Person, a subscription agreement substantially in the form attached as Schedule D hereto or, with respect to each Purchaser who is a U.S. Person, a purchase agreement substantially in the form attached as Schedule E hereto;

(ab) "subsidiary" has the meaning attributed thereto in the Securities Act (British Columbia) and, in the case of the Company, includes Zamora Gold Corp.;

(ac) "Supplementary Material" has the meaning attributed thereto in paragraph 8.1(f) hereof;

(ad)     "Term Sheet" means the term sheet attached as Schedule C hereto;

(ae) "this Agreement" means the agreement formed by the acceptance by the Company of the offer made by the Underwriters in this letter;

(af) "Trustee" means Montreal Trust Company of Canada, or such other nationally recognized Canadian trust company which is acceptable to the Underwriters, as trustee under the Special Warrant Indenture or the Warrant Indenture, as the case may be;

(ag)     "TSE" means The Toronto Stock Exchange;

(ah) "Underlying Securities" means the Common Shares and Warrants from time to time issuable upon the exercise or deemed exercise of the Special Warrants;

(ai)     "Underwriters' Counsel" means McCarthy Tetrault;

(aj)     "U.S. Person" has the meaning attributed thereto in Schedule A hereto;

(ak) "Warrants" means the common share purchase warrants of the Company having the attributes and characteristics specified in paragraph 2.4 hereof;

(al)     "Warrant Indenture" has the meaning attributed thereto in paragraph
         2.4 hereof; and

(am) "Warrant Shares" means the Common Shares from time to time issuable upon the exercise of the Warrants.

2.       TERMS OF SPECIAL WARRANTS AND WARRANTS

2.1 The Special Warrants shall be issued under and governed by a special warrant indenture (the "Special Warrant Indenture") to be dated as of the Closing Date and made between the Company and the Trustee as trustee thereunder.

2.2 The Special Warrant Indenture shall contain covenants of the Company substantially to the effect that:

(a) the Company will, as expeditiously as reasonably practicable, prepare and file, under the applicable Securities Laws, the Preliminary Prospectus and other related documents and obtain receipts for the Preliminary Prospectus from the Securities Commissions;

(b) the Company will use its reasonable best efforts to resolve as expeditiously as reasonably practicable any comments with respect to the Preliminary Prospectus made by any of the Securities Commissions;

(c) the Company will, as expeditiously as reasonably practicable after any comments referred to in subparagraph (b) above are resolved, prepare and file, under the applicable Securities Laws, the Final Prospectus and other related documents and will use its reasonable best efforts to obtain, as expeditiously as reasonably practicable thereafter, receipts for the Final Prospectus from the Securities Commissions and will take all other steps and proceedings that may be necessary in order to qualify, under the applicable Securities Laws, the Underlying Securities for distribution in each of the Qualifying Jurisdictions through investment dealers and brokers registered as required under, and who comply with the relevant provisions of, the applicable Securities Laws; and

(d) the Company will use its reasonable best efforts to ensure that the Qualification Date occurs on or before the Qualification Deadline, provided that if the Qualification Date has not occurred on or before the Qualification Deadline, the Company will use its reasonable best efforts to cause the Qualification Date to occur prior to the Expiry Time.

2.3 The Special Warrant Indenture shall contain provisions substantially to the effect that:

(a) each Special Warrant will entitle the holder thereof, upon the exercise or deemed exercise thereof and without payment of any additional consideration, to be issued one Common Share and one-half of one Warrant, subject to adjustment as provided in the Special Warrant Indenture;

(b) each holder of Special Warrants will be entitled to exercise his Special Warrants during the period commencing on the Closing Date and ending at the Expiry Time;

(c) if the Qualification Date has not occurred on or before the Qualification Deadline, each holder of Special Warrants will be entitled, during the period commencing on the first business day after the Qualification Deadline and ending at the Expiry Time, to surrender his Special Warrants to the Trustee for cancellation and receive repayment of the original issue price of $2.60 per Special Warrant plus such holder's proportionate share of the interest earned by the Trustee on the funds deposited in escrow referred to in paragraph 6.4 below from the Closing Date to and including the day immediately preceding the date of payment;

(d) any Special Warrant not exercised (unless surrendered as provided in subparagraph (c) above) prior to the Expiry Time will be deemed to have been exercised immediately prior to the Expiry Time (without any further action on the part of the holder thereof or the Company) whether or not the Qualification Date has occurred and subject to applicable securities laws; and

(e) upon the occurrence of the Qualification Date or if the Qualification Date has not occurred on or before the Qualification Deadline, the Company will, in either case, forthwith, and in any event not later than the second business day thereafter, give written notice thereof to the Trustee and the Trustee will forthwith give written notice thereof to the holders of Special Warrants.

2.4 The Warrants shall be issued under and governed by a warrant indenture (the "Warrant Indenture") to be dated as of the Closing Date and made between the Company and the Trustee as trustee thereunder. The Warrant Indenture shall contain provisions substantially to the effect that each Warrant will entitle the holder thereof, during the period commencing on the date of its issue and ending at 4:30 p.m. (Vancouver time) on October 31, 1997, to purchase one Common Share from the Company at a price of $3.00, subject to adjustment as provided in the Warrant Indenture.

2.5 The provisions of the Special Warrant Indenture and the Warrant Indenture and the attributes and characteristics of the Special Warrants and the Warrants respectively provided for therein shall be substantially as described herein, with such changes thereto as the Underwriters and the Company may agree to, and otherwise the Special Warrant Indenture and the Warrant Indenture shall be in such form and contain such terms and provisions (including customary anti-dilution provisions) as are satisfactory to the Company and the Underwriters, acting reasonably.

3.       NATURE OF TRANSACTION

3.1 The Company understands that although this offer is presented by the Underwriters as purchasers, the Underwriters will endeavour prior to the Closing to arrange for substituted purchasers of the Special Warrants or to resell the Special Warrants, as principals directly or through their United States broker-dealer private placement agents, to ultimate purchasers. The Underwriters covenant and agree with the Company that the sale of the Special Warrants to such purchasers will be effected in a manner exempt from any prospectus or offering memorandum filing or delivery requirements of all securities laws and policies applicable in the various jurisdictions in which the Special Warrants are offered for sale and sold, without the necessity of obtaining any order or ruling of any securities regulatory authority. Accordingly, the Underwriters covenant and agree that each such substituted purchaser shall purchase Special

Warrants from the Company and each such ultimate purchaser shall purchase Special Warrants from the Underwriters directly or through their United States broker-dealer private placement agents, in each case, insofar as the laws of the Province of British Columbia are concerned, under prospectus filing exemptions contained in paragraphs 55(2)(1), (3) or (4) of the Securities Act (British Columbia) and, insofar as the laws of other provinces of Canada are concerned, under similar exemptions, if available, provided for in the applicable securities legislation of such provinces (the "Exemptions"). The Underwriters will notify the Company with respect to the identity and jurisdiction of residence of each such purchaser as soon as practicable (and in any event not later than the second business day prior to the Closing Date) and with a view to affording sufficient time to allow the Company to secure compliance with all applicable regulatory requirements of the provinces of Canada in connection with the sale of the Special Warrants to such purchasers under the Exemptions. Unless the context otherwise requires, any reference herein to the "Purchasers" shall be taken to be a reference to the Underwriters and to any such substituted and ultimate purchasers, provided that nothing in this paragraph 3.1 shall affect the obligations of the Underwriters, subject to the terms and conditions hereof, to purchase all of the Special Warrants not purchased at the Closing by a substituted purchaser or ultimate purchaser.

3.2 The Company shall at its expense comply with all applicable regulatory requirements (other than any requirement to prepare and file or deliver an offering memorandum) of the Provinces of British Columbia and Ontario (and of such other provinces of Canada in which any of the Purchasers are resident as identified by the Underwriters to the Company not later than the second business day prior to the Closing Date) in connection with the sale of the Special Warrants to the Purchasers under the Exemptions, including the filing of any required reports (without, if and to the extent permitted, the disclosure therein of the names and addresses of the Purchasers) and the payment of applicable fees relating thereto, and, notwithstanding paragraph 3.1 hereof, the Company shall use its reasonable best efforts to also comply with the regulatory requirements (other than any requirement to prepare and file or deliver an offering memorandum) of any provinces of Canada (in addition to British Columbia and Ontario (and any provinces so identified by the Underwriters)) applicable to the sale of the Special Warrants to the Purchasers under the Exemptions.

3.3 The Underwriters shall conduct their activities (and shall require any agent appointed as contemplated on page 1 hereof to agree with the Underwriters, for the benefit of the Company, to conduct its activities) in connection with the distribution of the Special Warrants in compliance with all applicable laws and regulatory requirements and, without limiting the foregoing, the Underwriters, severally and not jointly, represent and agree (and shall require any such agent to agree with the Underwriters for the benefit of the Company) that:

(a) all solicitation, offering and other selling efforts carried out by the Underwriters in connection with the distribution of the Special Warrants have been and will be made, and all purchases of Special Warrants will be made, in accordance with the provisions of the Exemptions in a manner such that no prospectus, registration statement or offering memorandum need be prepared and filed or delivered by the Company in connection therewith;

(b) no advertising of the Special Warrants has been or will be made by the Underwriters in any media whatsoever (except as may be permitted by subsection 134(3) of the Rules of the British Columbia Securities Commission and other than by way of "tombstone" announcement appearing as a matter of record only after the Closing);

(c) no delivery has been or will be made by the Underwriters to any prospective purchaser or Purchaser of any document which, individually or together with any other document, would constitute an offering memorandum; and

(d) no solicitation, offering or other selling efforts with respect to the distribution of the Special Warrants have been or will be made, except as set forth in Schedule A hereto, by the Underwriters or their United States broker-dealer private placement agents in the United States or to any U.S. Person and all sales of the Special Warrants in the United States or to any U.S. Person will be made in accordance with the provisions of Schedule A;

provided that, for greater certainty, the Company acknowledges that the Term Sheet, the Form 10-K, copies of annual reports, quarterly reports, information circulars, material change reports and news releases issued by the Company and generally available research reports, memoranda and other materials concerning the Company prepared by others do not, individually or collectively, constitute an offering memorandum.

3.4 The Underwriters shall obtain from each Purchaser a properly completed and duly executed Subscription Agreement and Questionnaire and Undertaking and (if such Purchaser is an individual) Form 20A in accordance with the provisions of this Agreement. In order to facilitate organization for the Closing, the Underwriters will use their reasonable best efforts to provide copies of such documents to the Company's Counsel not less than 24 hours prior to the Closing Time, provided that no provision of such documents shall constitute a delivery thereof for purposes of paragraph 6.2 hereof.

4.       REPRESENTATIONS AND WARRANTIES OF COMPANY

4.1 The Company represents and warrants to the Underwriters and the Purchasers, and acknowledges that the Purchasers will be relying upon such representations and warranties in purchasing the Special Warrants, that:

(a) the Company and each of the Material Subsidiaries has been duly incorporated or amalgamated and organized and is validly existing and in good standing under the laws of its jurisdiction of incorporation, is duly qualified to carry on its business as it is presently carried on and is duly qualified and authorized to carry on business and is in good standing as a foreign corporation in each jurisdiction in which the character of its properties or the nature of its business makes such qualification or authorization necessary and has all requisite power and authority to carry on its business as it is now carried and to own, lease and operate its properties and assets, and, in the case of the Company, to execute and deliver this Agreement, the Subscription Agreements, the

         Special Warrant Indenture and the Warrant Indenture, to consummate the transactions contemplated hereby and thereby and to duly observe and perform all of its covenants and obligations herein and therein set forth;

(b) to the best of the knowledge of the Company, the Company and each of the Material Subsidiaries has conducted and is conducting its business in compliance in all material respects with all applicable licensing, resource mining and extraction and environmental protection legislation, rules, regulations and bylaws and other similar legislation and all other laws, rules, regulations and other lawful requirements of any governmental or regulatory bodies which are applicable to the Company and the Material Subsidiaries, and the Company is not aware of any legislation, regulation, rule or lawful requirements presently in force or proposed to be brought into force which the Company anticipates the Company or any of the Material Subsidiaries will be unable to comply with without materially adversely affecting the financial condition, results of operations, business or prospects of the Company and its subsidiaries, taken as a whole;

(c) the Company and the Material Subsidiaries hold the direct and indirect interests in the mineral resource properties and the rights to revenue generated therefrom as described in the Form 10-K, such interests are held upon the terms and conditions and are subject to the security interests referred to in the Form 10-K, and, to the best of the knowledge of the Company, such mineral resource properties are being maintained, explored, developed and operated in all material respects in accordance with all applicable legislation, rules, regulations, bylaws and other lawful requirements and contractual requirements, and there are no royalty or similar payments to be made in connection with such mineral resources properties other than such payments as are described in the Form 10-K;

(d) the Company has no subsidiaries which are carrying on active business or which hold material assets or have any material liabilities other than the Material Subsidiaries, the Company legally and beneficially owns, directly or indirectly, the issued and outstanding shares in the capital of each of the Material Subsidiaries in each case as described in the Form 10- K, subject to no security interests except as described in the Form 10-K, all of such shares have been duly authorized and validly issued and are outstanding as fully paid and non-assessable shares and no person has any right, agreement or option, present or future, contingent or absolute, or any right capable of becoming a right, agreement or option, for the purchase from the Company or any of the Material Subsidiaries of any interest in any of such shares or for the issue or allotment of any unissued shares in the capital of any Material Subsidiary or any other security convertible into or exchangeable or exercisable for any such shares;

(e) the Company is a reporting issuer for the purposes of and is not in default of any of the requirements relating thereto under the securities legislation of the Provinces of British Columbia and Ontario;

(f) the Form 10-K and any material change reports and press releases of the Company issued since March 28, 1996, at their respective dates, were true, correct and accurate in all material respects, contained no misrepresentation and were prepared in accordance with and complied with all securities laws, regulations, rules and policy statements applicable thereto;

(g) the audited consolidated balance sheets of the Company as at December 31, 1995 and 1994 and the audited statements of earnings, retained earnings (deficit) and changes in cash resources of the Company for each of the years in the three year period ended December 31, 1995, including the notes and any schedules thereto, all as set forth in the Form 10-K, were prepared in accordance with generally accepted accounting principles consistently applied throughout the periods covered thereby (after giving retroactive effect to any accounting changes described in the notes thereto) and accurately and fairly present the assets, liabilities (contingent or otherwise) and financial condition and position and the revenue, earnings, results of operations and changes in financial position of the Company as at such dates and during the periods covered thereby;

(h) the authorized capital of the Company consists of 750,000,000 Common Shares, of which 46,181,661 are issued and outstanding on the date hereof as fully paid and non-assessable shares, and 750,000,000 preferred shares without par value, none of which are issued or outstanding on the date hereof, and such Common Shares are listed and posted for trading on the Stock Exchanges, and, except with respect to options currently outstanding to directors and employees of the Company to purchase up to 1,177,500 Common Shares from the Company on the terms set forth in the Form 10-K and up to 2,047,938 Common Shares which may be issued by the Company to L.B. Mining Company in connection with the acquisition by the Company of the Guariche property in Venezuela pursuant to an agreement (the "Option Agreement") to be entered into between the Company and L.B. Mining Company, plus that number of Common Shares which is equal to the quotient of US $5,000,000 divided by the closing price of the Common Shares on the TSE on the date of the Option Agreement which thereafter may be issued to L.B. Mining Company under the terms of such acquisition, no person has any right, agreement or option, present or future, contingent or absolute, or any right capable of becoming a right, agreement or option, for the issue or allotment of any unissued shares in the capital of the Company or any other security convertible into or exchangeable or exercisable for any such shares or to require the Company to purchase, redeem or otherwise acquire any of the issued and outstanding Common Shares;

(i) neither the Company nor any of its subsidiaries is in breach or violation of or default under (and no event has occurred and is continuing which with the giving of notice or lapse of time or both would constitute an event of default under), and neither the execution and delivery by the Company of this Agreement, the Subscription Agreements, the Special Warrant Indenture or the Warrant Indenture, nor the consummation of the transactions contemplated hereby or thereby nor the due observance and performance by the Company of any of its covenants or obligations contained herein or therein conflicts or will conflict with, results or will result in a breach or violation of, or constitutes or will constitute a default (or any event which with the giving of notice or lapse of time or both would constitute an event of default) under, any of the terms or provisions of the constating documents of the Company or any of its subsidiaries or of any resolutions of the directors or shareholders of the Company or any of its subsidiaries, or of any of the terms or provisions of any agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of their respective properties or assets are subject or of any judgment, decree, order, law, rule or regulation by which the Company or any of its subsidiaries is bound or to which any of their respective properties or assets are subject, the effect of any of which breaches, violations, conflicts or defaults, singularly or in the aggregate, might materially adversely affect the financial condition, results of operations, business or prospects of the Company and its subsidiaries, taken as a whole, or would impair the ability of the Company to consummate the transactions contemplated hereby or to duly observe and perform any of its covenants or obligations contained herein or in the Subscription Agreements, the Special Warrant Indenture or the Warrant Indenture;

(j) no litigation, administrative proceeding, arbitration or other proceeding before or of any court, tribunal, arbitrator or regulatory or other governmental body or dispute with any regulatory or other governmental body is presently in process, pending or, to the knowledge of the Company, threatened against the Company or any of its subsidiaries, which, if determined adversely to the Company or any such subsidiary, might have a material adverse effect on the financial condition, results of operations, business or prospects of the Company and its subsidiaries, taken as a whole, or which would impair the ability of the Company to consummate the transactions contemplated hereby or to duly observe and perform any of its covenants or obligations contained herein or in the Subscription Agreements, the Special Warrant Indenture or the Warrant Indenture;

(k) there has not occurred any adverse material change and there exists no adverse material fact, financial or otherwise, in the assets (including information or data relating to the estimated or book value of assets), liabilities (contingent or otherwise), business, affairs, ownership, management, operations, financial condition, capital or prospects of the Company and its subsidiaries, taken as a whole, since December 31, 1995 which has not been generally disclosed by way of appropriate filings (on a non-confidential basis) with applicable securities regulatory authorities; and

(l) since December 31, 1995, except as described in the Form 10-K or as has been generally disclosed by way of appropriate filings (on a non-confidential basis) with applicable securities regulatory authorities:

           (i) there has not been any material change in the assets, liabilities (contingent or otherwise), business, operations, financial condition or prospects of the Company and its subsidiaries, taken as a whole;

          (ii) there has not been any material change in the capital or indebtedness of the Company or of any of the Material Subsidiaries and neither the Company nor any of the Material Subsidiaries has received or been informed that it will receive any demand for repayment of any such indebtedness;

         (iii) there has not been any adverse material change in the financial position of the Company and its subsidiaries on a consolidated basis, and there has not been and there is currently not contemplated any material revaluation of any assets or any write down or write up (except in the ordinary course of business and consistent with past practice) of the value of any inventory of the Company or of any of the Material Subsidiaries or any cancellation of any debt or waiver or release of any rights or claims owed to or held by the Company or any of the Material Subsidiaries (except for cancellations, waivers and releases in the ordinary course of business which in the aggregate are not material) or any material increase in the age of outstanding accounts receivable, the allowance for doubtful accounts or the bad debt losses of the Company or of any of the Material Subsidiaries;

          (iv) there has not been any termination or amendment of, or any failure in any material respect to perform any obligations under, any material contract, lease or agreement to which the Company or any of the Material Subsidiaries is a party or by which the Company or any of the Material Subsidiaries is bound; and

           (v) the Company and each of the Material Subsidiaries has carried on its business and operated and maintained its assets in the ordinary course of business and consistent with past practice, has not entered into and does not currently contemplate entering into any material transaction not in the ordinary course of business and has not made any material capital expenditures or commitments for material capital expenditures.

5.       CONDITIONS TO PURCHASE OBLIGATIONS

5.1 The following are conditions to the obligations of the Underwriters and the Purchasers to complete the transactions contemplated hereby, which conditions the Company covenants to satisfy or fulfil at or prior to the Closing Time and which conditions may be waived in writing in whole or in part by the Underwriters on behalf of the Purchasers:

(a) all actions required to be taken by or on behalf of the Company, including the passing of all requisite resolutions of directors of the Company, shall have been taken so as to validly create, issue and sell the Special Warrants, the Underlying Securities and the Warrant Shares;

(b) the Company shall have made all necessary filings and obtained all necessary approvals, consents and acceptances of appropriate regulatory authorities (including the Stock Exchanges) required to be made or obtained prior to the Closing Time in order to permit the Company to issue and sell the Special Warrants to the Purchasers as contemplated hereby, subject only to such conditions as may be required by the Stock Exchanges and are satisfactory to the Underwriters;

(c) the Common Shares issuable upon exercise of the Special Warrants and the Warrants shall have been conditionally accepted for listing on the TSE, subject to the filing of usual documentation and payment of fees;

(d) the Special Warrant Indenture and the Warrant Indenture shall each have been entered into by and be in effect between the Company and the Trustee;

(e) the Company shall have duly accepted, unless it would be unlawful to do so, each Subscription Agreement submitted to it by the Underwriters in accordance with this Agreement;

(f) the Company shall have caused a favourable legal opinion, addressed to the Underwriters, the Purchasers and the Underwriters' Counsel and dated the Closing Date, and in form and content reasonably acceptable to the Underwriters and the Underwriters' Counsel, to be delivered to the Underwriters by the Company's Counsel with respect to such matters as the Underwriters may reasonably request, including, without limiting the generality of the foregoing, the matters set forth in Schedule B hereto;

(g) the Underwriters shall have received a favourable legal opinion, addressed to the Underwriters and the Purchasers and dated the Closing Date, from the Underwriters' Counsel with respect to such matters as the Underwriters may reasonably request, including, without limiting the generality of the foregoing, the matters set forth in Schedule B hereto (except clauses 12 and 18 thereof);

(h) if the Underwriters provide a certificate in the form of Exhibit I to Schedule A hereto, the Company shall have caused a favourable legal opinion, addressed to the Underwriters and dated the Closing Date, and in form and content reasonably acceptable to the Underwriters and the Underwriters' Counsel, to be delivered to the Underwriters by the Company's United States counsel with respect to such matters of United States federal securities laws as the Underwriters may reasonably request;

(i) the Company shall have delivered to the Underwriters a certificate signed on behalf of the Company by the President and Chief Executive Officer and the Vice President Finance and Chief Financial Officer of the Company, or by such other officers of the Company as are acceptable to the Underwriters, addressed to the Underwriters and the Purchasers and dated the Closing Date, and in a form reasonably satisfactory to the Underwriters and the Underwriters' Counsel, certifying that, to the best of the knowledge, information and belief of such officers, having made due inquiry:

           (i) no order ceasing or suspending trading in any securities of the Company or prohibiting the sale of the Special Warrants or the issuance of the Underlying Securities is in effect (except for any such order based upon the activities or alleged activities of the Underwriters and not of the Company) and, to the knowledge of such officers, no proceedings for such purpose are pending or threatened;

          (ii) the representations and warranties of the Company contained in paragraph 4.1 hereof are true, correct and accurate in all material respects and contain no misrepresentation as of the Closing Time as if such representations and warranties had been made at and as of the Closing Time;

         (iii) the Company has in all material respects complied with all of the covenants and satisfied all of the terms and conditions of this Agreement on its part to be complied with or satisfied at or prior to the Closing Time; and

          (iv) the Company is a reporting issuer for the purposes of the securities legislation of the Provinces of British Columbia and Ontario and there is no material change in the affairs of the Company which presently requires disclosure under subsection 67(1) of the Securities Act (British Columbia) and no such disclosure has been made on a confidential basis; and

(j) the representations and warranties of the Company contained in paragraph 4.1 hereof, and the statements in any officer's certificate of the Company delivered pursuant hereto or in connection herewith, shall be, and the Underwriters shall be reasonably satisfied (based on their due diligence investigations and examinations) that such representations, warranties and statements are, true, correct and accurate in all material respects and contain no misrepresentation as of the Closing Time as if such representations, warranties and statements had been made at and as of the Closing Time.

5.2 The Company agrees that copies of the legal opinions and certificates referred to in paragraph 5.1 hereof addressed to the Purchasers and delivered to the Underwriters at the Closing may also be delivered to any persons to whom the Underwriters resell any of the Special Warrants within 30 days after the Closing Date. The Underwriters shall utilize their reasonable best efforts to deliver to the Company an original Questionnaire and Undertaking and, if applicable, Form 20A in respect of any such person not later than five business days after the date any of the Special Warrants are resold to such person.

6.       CLOSING

6.1 The closing of the transactions contemplated hereby shall be completed at the offices of the Company's Counsel in Vancouver at the Closing Time.

6.2 At the Closing, the Underwriters shall deliver or cause to be delivered to the Trustee a certified cheque or bank draft made payable to the Trustee on the Closing Date in an amount equal to the aggregate purchase price for the Special Warrants and the Underwriters shall also deliver to the Company properly completed and duly executed original or facsimile copies of the Subscription Agreements and Questionnaires and Undertakings and, to the extent applicable, Form 20As relating to the Special Warrants, and the Company shall deliver or cause to be delivered to or upon the direction of the Underwriters one Special Warrant certificate evidencing all of the Special Warrants registered in the name of SMI (or its nominee) on behalf of the Purchasers and the Company shall also deliver or cause to be delivered to the Underwriters the requisite certificates, opinions and other documents as contemplated hereby. The Underwriters shall deliver to the Company at the Closing an original Questionnaire and Undertaking in respect of any Special Warrants purchased by them and the Underwriters shall utilize their reasonable best efforts to deliver to the Company an original Questionnaire and Undertaking and, if applicable, Form 20A in respect of each Purchaser not later than five business days after the Closing Date.

6.3      At the Closing, upon payment of the amount referred to in paragraph
6.2 hereof to the Trustee, the Company shall deliver or cause to be delivered to the Underwriters a certified cheque or bank draft made payable to SMI, on behalf of the Underwriters, in an amount equal to the Commission payable to the Underwriters hereunder.

6.4 The Special Warrant Indenture shall contain provisions to the effect that the amount referred to in paragraph 6.2 hereof paid to the Trustee will be deposited with and held in escrow by the Trustee and invested by it in accordance with the terms of the Special Warrant Indenture and that such deposited funds and interest earned thereon (i) if the Qualification Date occurs on or before the Qualification Deadline, will be released from escrow and paid by the Trustee to the Company as soon as practicable after the Company delivers a written certificate to the Trustee to the effect that the Qualification Date has so occurred or (ii) if the Qualification Date has not occurred on or before the Qualification Deadline, will initially be applied by the Trustee to repay to any holder of Special Warrants, who exercises the right referred to in subparagraph 2.3(c) to surrender his Special Warrants for cancellation, the original issue price of such Special Warrants together with such holder's proportionate share of such interest and, after all amounts due to holders of Special Warrants who exercise such right have been paid or provided for, the remaining balance of such deposited funds and interest earned thereon will be released from escrow and paid by the Trustee to the Company.

6.5 The Company will at the Closing Time make all necessary arrangements for the exchange of the Special Warrant certificate referred to in paragraph
6.2 hereof, at the principal offices of the Trustee in Vancouver and Toronto, for Special Warrant certificates in such denominations and registered in such names as shall be designated by the Underwriters by written direction to the Trustee not less than 24 hours prior to the Closing Time. All such exchanges shall be made without cost to the Underwriters. It is understood and agreed that no charge will be made by the Trustee (other than to the Company) in respect of any transfer, exchange or registration of any of the Special Warrants if carried out within a period of 30 days following the Closing Date.

7.       TERMINATION RIGHTS

7.1 Each of the Underwriters shall be entitled, at its option, to terminate and cancel, without any liability on the Underwriters' part, its obligations under this Agreement, and on behalf of the Purchasers arranged for by the Underwriters, to terminate and cancel, without any liability on the Purchasers' part, their respective obligations to purchase the Special Warrants, by giving written notice to the Company:

(a)      at any time prior to the Closing Time, if at any time prior to the
         Closing:

         (i) there shall have occurred any adverse material change or adverse material fact in relation to the Company or a development that could result in an adverse material change or adverse material fact in relation to the Company; or

         (ii) there shall have occurred any change in the applicable laws or regulations of Canada or any province thereof or the United States or any state thereof, or any inquiry, investigation or other proceeding is made or any order is issued under or pursuant to any statute of Canada or any province thereof or of the United States or any state thereof or under or pursuant to the rules of any stock exchange, or any such change, inquiry, investigation or other proceeding or order is announced, commenced or threatened, in relation to the Company or any of its securities (except for any inquiry, investigation or other proceeding or order based upon activities of the Underwriters and not upon activities of the Company);

         which, in the opinion of the Underwriters, acting reasonably, operates or would operate to prevent or restrict trading in or the distribution of the Special Warrants or the Underlying Securities or adversely affects or might reasonably be expected to adversely affect the ability of the Company and its subsidiaries to carry on business or the investment quality or marketability of the Special Warrants or the Underlying Securities;

         (iii) there should develop, occur or come into effect or existence any event, action, state, condition or major financial occurrence of national or international consequence or any law or regulation, which, in the opinion of the Underwriters, acting reasonably, seriously adversely affects, or involves, or will seriously adversely affect or involve, the financial markets or the business, operations or affairs of the Company and its subsidiaries, taken as a whole; or

         (iv) a cease trading order is made by any Securities Commission or other competent authority by reason of the fault of the Company or its directors, officers or agents and such cease trading order is not rescinded within 48 hours; or

(b) at any time prior to the third business day before the Closing Date, if the Underwriters are not reasonably satisfied with the results of any due diligence investigations and examinations with respect to the Company and its subsidiaries conducted by or on behalf of the Underwriters.

7.2 The rights of termination contained in paragraph 7.1 hereof may be exercised by any of the Underwriters and are in addition to any other rights or remedies the Underwriters or the Purchasers may have in respect of any default, act or failure to act or non- compliance by the Company in respect of any of the matters contemplated by this Agreement.

7.3 If the obligations of the Underwriters and the Purchasers hereunder are terminated pursuant to paragraph 7.1 hereof, the respective obligations of the parties hereunder will terminate and none of the Underwriters, the Purchasers or (subject to the rights or remedies referred to in paragraph 7.2 hereof) the Company will have any liability to the other, except that the Company's obligations under paragraphs 9.1 and 10.1 to
10.5 shall survive and continue.

8.       ADDITIONAL COVENANTS

8.1      The Company covenants with the Underwriters as follows:

(a) the Company will use its reasonable best efforts to obtain written consents, in the form required by the TSE, of holders of in excess of 50% of the outstanding Common Shares to the issue of the Additional Special Warrants;

(b)      the Company will comply with the covenants referred to in paragraph
         2.2 hereof and, with respect to the filing of the Prospectuses as contemplated therein, will fulfil all legal requirements required to be fulfilled by the Company in connection therewith, which requirements shall include the execution (as required by the applicable Securities Laws) and filing of each of the Prospectuses in each of the Qualifying Jurisdictions, in each case in form and substance reasonably satisfactory to the Underwriters as evidenced by their execution thereof;

(c) prior to the filing of each of the Prospectuses, the Company will allow the Underwriters to conduct all due diligence investigations and examinations which the Underwriters may require in order to fulfil their obligations as a statutory underwriter and in order to enable the Underwriters responsibly to execute the certificates required to be executed by the Underwriters in such documents;

(d)      the Company will deliver or cause to be delivered to the Underwriters:

         (i)     at the time of execution of each of the Prospectuses by the
                 Underwriters:

                 (A) the Prospectus (in the English and, if Quebec is a Qualifying Jurisdiction, French languages) to be executed, duly executed by officers and directors of the Company in the form required by the Securities Laws; and

                 (B)      if Quebec is a Qualifying Jurisdiction:

                          (1) an opinion of the Company's Quebec counsel, addressed to the Underwriters and the Underwriters' Counsel and dated the date of the Prospectus to be executed, to the effect that the signed version of such Prospectus (including any information or documents incorporated by reference therein) in the French language (other than financial information in such Prospectus specified in such opinion (the "Financial Information")) is in all material respects a complete and proper translation of the signed version of such Prospectus in the English language and that such versions are not susceptible of any materially different interpretation with respect to any material matter contained therein; and

                          (2) an opinion of the Company's Auditors, addressed to the Underwriters and the Underwriters' counsel and dated the date of the Prospectus to be executed, to the effect that the Financial Information contained in the version of such Prospectus in the French language is in all material respects a complete and proper translation of the Financial Information contained in the version of such Prospectus in the English language; and

         (ii)    at the time of execution of the Final Prospectus by the
                 Underwriters:

                 (A) a comfort letter of the Company's Auditors, addressed to the Underwriters and the directors of the Company and dated the date of the Final Prospectus, and in form and substance satisfactory to the Underwriters, relating to the verification of the financial information and accounting data contained or incorporated by reference in the Final Prospectus and matters involving changes or developments thereto since the respective dates as of which specified financial information is given in the Final Prospectus to a date not more than three business days prior to the date of such letter; and

                 (B) if the legal opinion referred to in subparagraph 5.1(f) hereof delivered at the Closing included an opinion with respect to any of the statutes referred to in paragraph 17 of Schedule B hereto, a legal opinion, addressed to the Underwriters and the Company and dated the date of the Final Prospectus, and in form and content reasonably acceptable to the Underwriters and the Underwriters' Counsel, of the Company's Counsel to the effect that the Underlying Securities, if issued on the date of the Final Prospectus, would be eligible investments, without resort to any applicable "basket" provisions, or would not be precluded as investments under such statutes;

(e) the Company will deliver or cause to be delivered to the Underwriters duly executed copies of any Supplementary Material required to be filed by the Company in accordance with subparagraph (f) below and, from the date hereof until the completion of the distribution of the Underlying Securities, copies of all letters, submissions and any other materials filed by or on behalf of the Company with any of the Securities Commissions, the Stock Exchanges or the United States Securities and Exchange Commission. Opinions as to translation similar to those required by clause (i)(B) of subparagraph (d) above shall be delivered to the Underwriters, addressed to the Underwriters and the Underwriters' counsel, with respect to any amendment to the version of either of the Prospectuses or other relevant document in the French language at the time the same is presented to the Underwriters for execution or, if such execution is not required, at or prior to the time the same is filed with the Quebec Securities Commission, and if any financial or accounting information is contained in any such Supplementary Material, a comfort letter similar to that required by clause (ii)(A) of subparagraph (d) above shall be delivered to the Underwriters, addressed to the Underwriters and the directors of the Company, at the time the same is presented to the Underwriters for execution;

(f) from and after the date hereof until the completion of the distribution of the Underlying Securities, the Company will promptly notify the Underwriters (which notification will be confirmed in writing if reasonably requested) of any material change or any change in a material fact in either case whether actual, anticipated, contemplated or threatened, or any event or development involving a prospective material change, in any or all of the business, affairs, ownership, management, operations, assets (including information or data relating to the estimated or book value of assets), liabilities (contingent or otherwise), financial condition, capital or prospects of the Company and its subsidiaries, taken as a whole, or of any change which is of such a nature as to result in, or could result in, a misrepresentation in either of the Prospectuses or any Supplementary Material. The Company will promptly, and in any event within any applicable time limitation, comply with all filing and other requirements under the Securities Laws, and with the rules of the Stock Exchanges, applicable to the Company as a result of any such change, event or development, provided that the Company shall not file any amendment to either of the Prospectuses or any other material supplementary to or to become incorporated by reference into the Prospectuses (all such amendments and material being herein called the "Supplementary Material") without first obtaining from the Underwriters their approval as to the form and content thereof, such approval not to be unreasonably withheld. In addition to the foregoing, the Company will in good faith discuss with the Underwriters any event or change in circumstances which is of such a nature that there is or ought to be consideration given by the Company as to whether notice in writing of such event or change need be given to the Underwriters pursuant to this subparagraph;

(g) the Company will from time to time, without charge to the Underwriters, deliver to the Underwriters as many copies of each of the Prospectuses (and in the event of any amendment to either of the Prospectuses, copies of such amendment) as the Underwriters may reasonably request for the purposes contemplated hereunder, provided that, in the case of the Preliminary Prospectus and any amendment thereto, such copies need not be in commercial form unless the Underwriters own any of the Special Warrants, and such delivery shall constitute the consent of the Company to the use of such documents by the Underwriters in connection with the distribution of the Underlying Securities, subject to compliance by the Underwriters with the applicable provisions of the Securities Laws; and

(h) the delivery by the Company to the Underwriters of each of the Prospectuses and any Supplementary Material shall constitute the Company's representation and warranty to the Underwriters that all material information and statements (except information and statements relating solely to the Underwriters) contained or incorporated by reference in such documents, at the respective dates of initial delivery thereof, were prepared in accordance with and comply with all applicable Securities Laws and are true, correct and accurate in all material respects, and that such documents, at such dates, contain no misrepresentation and constitute full, true and plain disclosure of all material facts relating to the Company and to the Underlying Securities as required by the Securities Laws.

8.2      The Underwriters covenant with the Company as follows:

(a) subject to paragraph 8.1 hereof and provided that, if the Prospectuses qualify the distribution of securities to L.B. Mining Company, the Underwriters have received an indemnity from the Company and a waiver from L.B. Mining Company satisfactory to the Underwriters acting reasonably, the Underwriters will, upon the request of the Company, execute each of the Prospectuses and any Supplementary Material (in the English and, if Quebec is a Qualifying Jurisdiction, French languages) presented to the Underwriters for execution and will, acting in good faith, use their reasonable best efforts to do all things within the control of the Underwriters as may be necessary to assist the Company in obtaining any requisite regulatory approvals in connection with the preparation and filing of such documents and in meeting its obligation to obtain receipts for the Final Prospectus on or before the Qualification Deadline;

(b) the Underwriters will not make use of any "green sheet" or other marketing material in connection with the distribution of the Underlying Securities without obtaining the prior consent of the Company;

(c) the Underwriters will use all reasonable efforts to complete the distribution of the Underlying Securities as soon as practicable after the Qualification Date and will, upon the request of the Company, deliver copies of the Final Prospectus to holders of the Special Warrants and assist the Company in facilitating the exercise of the Special Warrants and the issuance of the Underlying Securities to the holders thereof; and

(d) the Underwriters will give prompt written notice to the Company when, in the Underwriters' opinion, the distribution of the Underlying Securities has been completed and will provide a breakdown of the Underlying Securities distributed in each of the Qualifying Jurisdictions where such breakdown is required for the purpose of calculating fees payable to the Securities Commissions.

8.3 The Company covenants with the Underwriters and the Purchasers as follows:

(a) the Company will apply the proceeds from the sale of the Special Warrants, when released to the Company by the Trustee under the provisions of the Special Warrant Indenture, substantially in the manner set forth under "Use of Proceeds" in the Final Prospectus;

(b) the Company will maintain its status as a reporting issuer not in default under the Securities Laws of the Qualifying Jurisdictions and will maintain the listing of the

         Common Shares on The Toronto Stock Exchange until 12 months after the expiry of the Warrants;

(c) from the date hereof until 90 days after the Closing Date, the Company shall, not without the prior written consent of the Underwriters (such consent not to be unreasonably withheld), directly or indirectly, allot, issue, offer, sell or grant any option or other right to purchase, or agree, become bound or announce any intention to allot, issue, offer, sell or grant any option or other right to purchase, any Common Shares (or any securities convertible into or exchangeable or exercisable for Common Shares) other than as contemplated hereby or in connection with director, officer or employee stock options or employee stock purchase plans or the issue of Common Shares upon the exercise of special warrants to be issued to L.B. Mining Company; and

(d) in the event that any holder of Special Warrants who acquires Underlying Securities upon the exercise of his Special Warrants is or becomes entitled under applicable Securities Laws to the remedy of rescission by reason of the Final Prospectus or any amendment thereto containing a misrepresentation, such holder shall be entitled to rescission not only of such holder's exercise of such Special Warrants but also of the purchase of such Special Warrants hereunder, and shall be entitled in connection with such rescission to a full refund of all consideration paid to the Company on the acquisition of such Special Warrants. In the event that such holder is a permitted assignee of the interest of the original Purchaser of such Special Warrants, such permitted assignee shall be entitled to exercise the rights of rescission and refund granted hereunder as if such permitted assignee was such original Purchaser. The foregoing is in addition to any other right or remedy available to a holder of the Special Warrants under section 114 of the Securities Act (British Columbia), section 130 of the Securities Act (Ontario) or a corresponding provision of other securities legislation or otherwise at law.

9.       PAYMENT OF EXPENSES

9.1 Whether or not the transactions herein contemplated shall be completed, the Company shall pay or cause to be paid all expenses of or incidental to the issuance and sale of the Special Warrants and the distribution of the Underlying Securities and all other matters in connection with the transactions contemplated hereby, including, without limitation, the reasonable out-of-pocket expenses from time to time incurred by or on behalf of the Underwriters (including the reasonable fees and disbursements of the Underwriters' Counsel to a maximum of $35,000).

10.      INDEMNITY

10.1 The Company shall indemnify and save the Underwriters and each of the Underwriters' directors, officers, employees and agents (collectively, the "Indemnified Persons"), harmless against and from all liabilities, claims, demands, losses (other than losses of profit in connection with the distribution of the Special Warrants), costs, damages and expenses to which any of the Indemnified Persons may be subject or which any of the Indemnified Persons may suffer or incur, whether under the provisions of any statute or otherwise, in any way caused by, or arising directly or indirectly from or in consequence of:

(a) any misrepresentation or alleged misrepresentation (except a misrepresentation relating solely to the Underwriters) contained in either of the Prospectuses, any Supplementary Material or any document filed on or before the Qualification Date with any of the Securities Commissions or any other securities regulatory authority or contained in this Agreement or any certificate or other document delivered by or on behalf of the Company to the Underwriters or the Purchasers hereunder (collectively, the "Disclosure Documents");

(b) any prohibition or restriction of trading in the securities of the Company or any prohibition or restriction affecting the distribution of the Special Warrants or the distribution of the Underlying Securities upon exercise of the Special Warrants imposed by any of the Securities Commissions or any other competent authority if such prohibition or restriction is based on any misrepresentation or alleged misrepresentation (except a misrepresentation relating solely to the Underwriters) in the Disclosure Documents;

(c) any order made or any inquiry, investigation (whether formal or informal) or other proceeding commenced or threatened by any of the Securities Commissions or any other competent authority relating to the Company or any of its directors or officers or relating to or affecting the distribution of the Special Warrants or the distribution of Underlying Securities upon exercise of the Special Warrants other than any such order, enquiry, investigation or other proceeding based solely upon the activities or alleged activities of the Underwriters; or

(d) any breach of, default under or non-compliance by the Company with any representation, warranty, covenant, term or condition of this Agreement or of any agreement or instrument relating to the transactions contemplated hereby or with any requirement of applicable legislation of Canada or the United States or of any of the Qualifying Jurisdictions.

10.2 If any claim contemplated by paragraph 10.1 hereof shall be asserted against any of the Indemnified Persons in respect of which indemnification is or might reasonably be considered to be provided for in such paragraph, such Indemnified Person shall notify the Company as soon as possible of the nature of such claim (provided that any failure to so notify shall not affect the Company's liability hereunder) and the Company shall be entitled (but not required) to assume the defence of any suit brought to enforce such claim, provided however, that the defence shall be through legal counsel selected by the Company and reasonably acceptable to the Indemnified Person and that no settlement may be made by the Company or the Indemnified Person without the prior written consent of the other, such consent not to be unreasonably withheld. The Indemnified Person shall have the right to retain its own counsel in any proceeding relating to a claim contemplated by paragraph 10.1 hereof if:

(a) the Indemnified Person has been advised by counsel that there may be legal defences available to the Indemnified Person which are different from or additional to defences available to the Company (in which case the Company shall not have the right to assume the defence of such proceedings on the Indemnified Person's behalf);

(b) the Company shall not have taken the defence of such proceedings and employed counsel within ten days after notice of commencement of such proceedings; or

(c) the employment of such counsel has been authorized by the Company in connection with the defence of such proceedings;

and, in any such event, the reasonable fees and expenses of such Indemnified Person's counsel shall be paid by the Company.

10.3 In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in this Agreement is due in accordance with its terms but is, for any reason, held by a court to be unavailable from the Company, each of the Company and the Indemnified Person seeking indemnification shall contribute to the aggregate liabilities, claims, demands, losses (other than losses of profit in connection with the distribution of the Special Warrants), costs, damages and expenses (including legal or other expenses reasonably incurred in connection with investigation or defence of the same) to which they may be subject or which they may suffer or incur:

(a) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand, and by the Indemnified Person seeking indemnity on the other hand, from the sale of the Special Warrants; or

(b) if the allocation provided by subparagraph (a) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in subparagraph (a) above but also to reflect the relative fault of the Indemnified Person seeking indemnity, on the one hand, and the Company, on the other hand, in connection with the statements or omissions or other matters which resulted in such liabilities, claims, demands, losses, costs, damages or expenses as well as any other relevant equitable considerations.

The relevant benefits received by the Company, on the one hand, and the Underwriters on the other hand shall be deemed to be in the same proportion that the total proceeds of the sale of the Special Warrants received by the Company (net of the Commission but before deducting expenses) bear to the Commission received by the Underwriters. In the case of liability arising out of the Preliminary Prospectus or the Final Prospectus, the relative fault of the Company, on the one hand, and of the Underwriters, on the other hand, shall be determined by reference, among other things, to whether the untrue or alleged untrue statement or omission or other matter relates to information supplied or which ought to have been supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement, omission or other matter. The Company agrees that it would not be just and equitable if contributions pursuant to this Agreement were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The rights to contribution provided in this paragraph 10.3 shall be in addition to, and without prejudice to, any other right to contribution which the Indemnified Persons may have.

10.4 The Company will not make any claim for, and hereby irrevocably waives any right by statute or common law to, contribution against the Underwriters or any of the other Indemnified Persons with respect to any matter in respect of which the Company has agreed to indemnify the Indemnified Persons hereunder.

10.5 The rights to indemnity and contribution herein provided shall be in addition to and not in derogation of any other right to indemnity or contribution which any Indemnified Person may have by statute or otherwise at law. It is the intention of the Company to constitute the Underwriters trustees for their respective directors, officers, employees and agents of the covenants of the Company under paragraphs 10.1 to 10.4 hereof with respect to such persons and the Underwriters agree to accept such trust and to hold and enforce such covenants on behalf of such persons.

11.      MISCELLANEOUS

11.1 The obligations of the Underwriters to purchase the Special Warrants shall be several and not joint in that:

(a) each Underwriter shall severally be obligated to purchase only the percentage of the aggregate number of Special Warrants set opposite its name as follows:

               ScotiaMcLeod Inc.                               38%
               First Marathon Securities Limited               28.5%
               Yorkton Securities Inc.                         28.5%
               Goepel Shields & Partners Inc.                  5%

(b) if any Underwriter for whatever reason defaults in its obligation to take up and pay for its respective percentage of the Special Warrants, any or all of the other Underwriters may, at their option, take up and pay for all the Special Warrants themselves or, with the consent of the Company, together with any other underwriter.

An Underwriter which stands ready to purchase its percentage (as stipulated in (a) above) of the aggregate number of Special Warrants required to be purchased by the Underwriters under this Agreement (before giving effect to the sale of Special Warrants to any Purchasers) will have no liability to the Company if any of the other Underwriters defaults in its obligation to take up and pay for its percentage of such Special Warrants. Nothing in this paragraph 11.1 shall oblige the Company to sell hereunder less than all the Special Warrants or shall relieve from responsibility to the Company hereunder any Underwriter which shall have so defaulted in its obligation to purchase its applicable percentage of the Special Warrants hereunder.

11.2 Any notice to be given hereunder shall be in writing and shall be given by telex or facsimile (if receipt of any such facsimile notice is confirmed) or by personal delivery to an officer of the party to whom notice is given and shall, in the case of notice to the Company, be addressed and sent to:

         Granges Inc.
         Suite 3000
         370 Seventeenth Street
         Denver, Colorado
         80202 U.S.A.

         Attention:  Michael B. Richings
                     President and Chief Executive Officer

         Facsimile No.:   (303) 629-2499

and in the case of notice to the Underwriters, be addressed and sent to:

         ScotiaMcLeod Inc.
         Suite 1100 - 609 Granville Street
         P.O. Box 10342
         Vancouver, British Columbia
         V7Y 1H6

         Attention:  John A. Macdonald

         Facsimile No.:   (604) 661-7496

         First Marathon Securities Limited
         Commerce Place
         Suite 2200 - 400 Burrard Street
         Vancouver, B.C.
         V6C 3A8

         Attention:  Keith Peck

         Facsimile No.:   (604) 682-2132

         Yorkton Securities Inc.
         10th Floor, 4 Bentall Centre
         1055 Dunsmuir Street
         P.O. Box 49333
         Vancouver, B.C.
         V7X 1L4

         Attention:  Gordon Keep

         Facsimile No.:   (604) 640-0512

         Goepel Shields & Partners Inc.
         P.O. Box 10111
         Suite 1100 - Pacific Centre
         701 West Georgia Street
         Vancouver, B.C.
         V7Y 1C6

         Attention:  Ross Cory

         Facsimile No.:   (604) 684-0475

and any such notice given in accordance with the foregoing will be deemed to have been received on the date of telex or facsimile transmission or the date of delivery, as the case may be. The Company and the Underwriters may change their respective addresses for notice by notice given in the manner aforesaid. Any acceptance, agreement, order, notice, direction, receipt or other action to be made, taken or given by the Underwriters hereunder (other than pursuant to paragraphs 7.1 to 7.3, 10.1 to 10.5 and 11.4 hereof) may be made, taken or given by SMI on behalf of all of the Underwriters.

11.3 The Company represents and warrants to the Underwriters that no fees or commissions are or will be payable by the Company to any person (other than the Underwriters) in connection with the issue and sale of the Special Warrants or the transactions contemplated hereby and the Company agrees to indemnify and hold harmless the Underwriters against any claims, demands and losses in respect of any such fees or commissions.

11.4 All terms and conditions of this Agreement shall be construed as conditions, and any material breach or failure to comply with any such terms or conditions shall entitle each of the Underwriters, without limitation of any other remedies of the Underwriters, to terminate such Underwriter's and any Purchaser's obligations to purchase the Special Warrants by giving written notice to that effect to the Company prior to the Closing Time notwithstanding any act taken by the Underwriters including, without limitation, any act of the Underwriters related to the offering or continued offering of the Special Warrants and the Underwriters shall only be considered to have waived or be estopped from relying upon any of their rights hereunder if such waiver or estoppel is in writing and specifically waives or estops such exercise of reliance.

11.5 The representations, warranties, covenants, obligations and agreements of the Company contained herein or delivered pursuant hereto shall survive the purchase by the Underwriters and the Purchasers of the Special Warrants and shall continue in full force and effect notwithstanding any subsequent exercise or disposition by the Underwriters or the Purchasers of the Special Warrants or Underlying Securities, and the Underwriters and the Purchasers shall be entitled to rely on the representations and warranties of the Company contained herein or delivered pursuant hereto notwithstanding any investigation which the Underwriters or the Purchasers may undertake or which may be undertaken on the their behalf, provided that after the Qualification Date the rights of the Purchasers (other than the Underwriters) with respect to such representations and warranties shall merge with the rights of such Purchasers granted under subparagraph 8.3(d) hereof.

11.6 The Schedules hereto are incorporated into and form part of this Agreement and any reference herein to "this Agreement" and to the words "herein", "hereof", "hereunder" and other words of similar import refer to this Agreement, including the Schedules hereto, as a whole.

11.7 This Agreement shall be governed by and interpreted in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein.

11.8     Time shall be of the essence hereof.

11.9 This Agreement shall be effective as of and from April 10, 1996 notwithstanding the actual date or dates this letter was signed and delivered by the Underwriters and accepted by the Company.

11.10 This Agreement may be executed in any number of counterparts, each of which when delivered, either in original or facsimile form, shall be deemed to be an original and all of which together shall constitute one and the same document.

         If the foregoing is in accordance with your understanding and agreed to by you, please signify your acceptance on the accompanying counterparts of this letter and return the same to us whereupon this letter as so accepted will constitute an agreement between the Company and the Underwriters in accordance with the foregoing and will supersede in its entirety the letter agreement dated April 10, 1996 between the Company and the Underwriters.

                                        Yours very truly,

                                        SCOTIAMCLEOD INC.


                                        By: /s/ John A. MacDonald
                                           -------------------------------------


                                        FIRST MARATHON SECURITIES LIMITED


                                        By: /s/ Keith L. Peck
                                           -------------------------------------

                                        YORKTON SECURITIES INC.


                                        By: /s/ Gordon B. Keep
                                           -------------------------------------


                                        GOEPEL SHIELDS & PARTNERS INC.


                                        By: /s/ K. Ross Cory
                                           -------------------------------------



The foregoing is accepted and agreed to April 25, 1996.

                                        GRANGES INC.


                                        By: /s/ N. A. Larson
                                           -------------------------------------

                                   SCHEDULE A


                              UNITED STATES SALES


         For the purpose of this Schedule A:


           (i) "Placement Agent" means ScotiaMcLeod (USA) Inc. as, or any other U.S. broker-dealer who acts as, private placement agent for the Underwriters for purposes of offering and selling the Special Warrants in the United States;

          (ii) "Regulation D" means Regulation D adopted by the SEC pursuant to the U.S. Securities Act;

         (iii) "Regulation S" means Regulation S adopted by the SEC pursuant to the U.S. Securities Act;

          (iv)   "SEC" means the United States Securities and Exchange
                 Commission;

           (v) "Securities" means the Special Warrants, the Underlying Securities and the Warrant Shares;

          (vi)   "U.S. Person" has the meaning given to such term in Regulation
                 S;

         (vii) "U.S. Purchase Agreement" means the form of Subscription Agreement to be entered into with the Purchasers of Special Warrants who are U.S. Persons; and

        (viii) "U.S. Securities Act"means the United States Securities Act of 1933, as amended.

(a) The Company represents, warrants, covenants and agrees to and with the Underwriters that:

           (i) the Company is a "foreign issuer" with no "substantial U.S. market interest" with respect to the Securities as such terms are defined in Regulation S.

          (ii) none of the Company, its affiliates (as defined in the U.S. Securities Act) or any person acting on its or their behalf has engaged or will engage in any directed selling efforts in the United States within the meaning of Regulation S or has engaged or will engage in any form of general solicitation or general advertising (as such terms are used in Regulation D) with respect to the Securities.

(b) Each of the Underwriters severally, and not jointly, represents, warrants and covenants to the Company that, in connection with all offers and sales of the Special Warrants in the United States:

           (i) it acknowledges that the Securities have not been and will not be registered under the U.S. Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. Persons, except in accordance with Regulation S or pursuant to an exemption from the registration requirements of the U.S. Securities Act; it has not offered or sold, and will not offer or sell, any of the Special Warrants constituting a part of its allotment within the United States or to, or for the account or benefit of, U.S. Persons, except in accordance with Regulation S or as provided in section (d) below; accordingly, none of it, its affiliates or any person acting on its or their behalf (including any Placement Agent) has engaged or will engage in any directed selling efforts in the United States with respect to the Special Warrants; terms used in this clause have the meanings given to them by Regulation S.

          (ii) it has not entered and will not enter into any contractual arrangement with respect to the distribution of the Special Warrants, except with its affiliates, any Placement Agent or any banking or selling group members or with the prior written consent of the Company not to be unreasonably withheld, provided, however, that nothing in this clause shall in any way restrict offers and sales outside the United States.

(c) The Underwriters shall require each member of any banking or selling group formed by the Underwriters to agree, for the benefit of the Company, to comply with, and the Underwriters shall use their respective best efforts to ensure that each such member complies with, the provisions of clauses (b)(i) and (ii) above as if such provisions applied to such member.

(d) Each of the Underwriters agrees severally, and not jointly, with the Company that:

           (i) all offers and sales of the Special Warrants in the United States will be effected through one or more Placement Agents, in accordance with all applicable U.S. broker-dealer requirements.

          (ii) with respect to any offers and sales of the Special Warrants in the United States, each Underwriter will cause each Placement Agent to solicit offers for the Special Warrants only from, and offer the Special Warrants only to, persons who it reasonable believes to be institutional "accredited investors" (as such term is defined in Rule 501(a)(1), (2), (3) or (7) under the U.S. Securities Act) and will also cause each Placement Agent to solicit offers for the Special Warrants only from, and offer the Special Warrants only to, persons that in purchasing such Special Warrants enter into a U.S. Purchase Agreement and thereby represent and agree as provided in clauses (iv)(1) through (9) below (to the extent such representations are applicable to the Purchaser concerned).

         (iii) each Underwriter will not, either directly or indirectly or through any Placement Agent, solicit offers for, or offer to sell, the Special Warrants in the United States by means of any form of general solicitation or general advertising (as those terms are used in Regulation D) or in any manner involving a "public offering" within the meaning of Section 4(2) of the U.S. Securities Act.

          (iv) the U.S. Purchase Agreement to be entered into with each Purchaser of Special Warrants who is a U.S. Person, prior to any sale of Securities, shall contain representations, warranties and covenants to the Company of such Purchaser as follows:

                 (1) It is authorized to consummate the purchase of the Securities.

                 (2) It is aware that the Securities have not been and will not be registered under the U.S. Securities Act or the securities laws of any state and the sale contemplated thereby is being made in reliance on a private placement exemption to Institutional Accredited Investors (as defined below) and pursuant to exemptions from the registration requirements of applicable state securities laws.

                 (3) It is an institutional "accredited investor" as defined in Rule 501(a)(1), (2), (3) or (7) under the U.S. Securities Act ("Institutional Accredited Investors") and it is acquiring such Special Warrants and the related other Securities for its own account for an aggregate purchase price of at least U.S $250,000 or for the account of one or more Institutional Accredited Investors with respect to which it exercises sole investment discretion (where each such account is purchasing Special Warrants for such an aggregate purchase price), and not with a view to any resale, distribution or other disposition of such Securities in violation of the United States federal or state securities laws.

                 (4) It acknowledges that it has not purchased such Special Warrants as a result of any general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

                 (5) It has received a copy of the Form 10-K, for its information only, together with a U.S. covering memorandum, and has had access to such additional information, if any, concerning the Company as it has considered necessary in connection with its decision to invest in such Special Warrants.

                 (6) It has such knowledge and experience in business matters as to be capable of evaluating the merits and risks of its investment in such Special Warrants and is able to bear the economic risks of such investment.

                 (7) It understands and agrees that if it decides to offer, sell or otherwise transfer such Special Warrants or the related other Securities, such Special Warrants and other Securities may be offered, sold or otherwise transferred only (A) to the Company, (B) outside the United States in accordance with Rule 904 of Regulation S under the U.S. Securities Act and in compliance with applicable local laws and regulations, or (C) inside the United States (i) if (x) the sale is to an Institutional Accredited Investor and is of a number of such Special Warrants or other Securities having an aggregate market value at the time of such sale of not less than U.S. $250,000, (y) a purchaser's letter containing representations, warranties and covenants similar to those contained in this clause (iv) (except such purchaser's letter need not contain the representation set forth in subclause (5) above), satisfactory to the Placement Agent and the Company, is executed by the purchaser and delivered to the Placement Agent and the Company prior to the sale and
                          (z) all offers or solicitations in connection with the sale are arranged and conducted solely by the Placement Agent or the Company, (ii) in accordance with the exemption from registration under the U.S. Securities Act provided by Rule 144 thereunder, if available, or (iii) if the sale is a transaction that does not require registration under the U.S. Securities Act or any applicable United States state laws and regulations governing the offer and sale of securities, and it has therefore furnished to the Placement Agent and the Company an opinion of counsel of recognized standing reasonably satisfactory to the Placement Agent and the Company.

                 (8) It understands and acknowledges that upon the original issuance thereof, and until such time as the same is no longer required under applicable requirements of the U.S. Securities Act or applicable state laws, the certificates representing such Special Warrants, and all certificates issued in exchange therefor or in substitution thereof, including certificates representing the related Securities, shall bear the following legend:

                          "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, OR (C) INSIDE THE UNITED STATES IN ACCORDANCE WITH (1) CERTAIN PROCEDURES SATISFACTORY TO THE COMPANY OR (2) RULE 144 UNDER THE SECURITIES ACT, IF AVAILABLE. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA. A NEW CERTIFICATE, BEARING NO LEGEND, DELIVERY OF WHICH WILL CONSTITUTE "GOOD DELIVERY" MAY BE OBTAINED FROM MONTREAL TRUST COMPANY OF CANADA UPON DELIVERY OF THIS CERTIFICATE AND A DULY EXECUTED DECLARATION, IN A FORM SATISFACTORY TO MONTREAL TRUST COMPANY OF CANADA AND THE COMPANY, TO THE EFFECT THAT THE SALE OF THE SECURITIES REPRESENTED HEREBY IS BEING MADE IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT;"

                          provided, that if any such Special Warrants or other Securities, as the case may be, are being sold under subclause (7)(B) above, such legend may be removed by providing a declaration to Montreal Trust Company of Canada as registrar and transfer agent, in the following form (or in such form as the Company may prescribe from time to time):

                          "The undersigned (A) acknowledges that the sale of the securities, represented by certificate numbers _______________, to which this declaration relates is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the "Securities Act") and (B) certifies that
                          (1) it is not an "affiliate" of Granges Inc. (as defined in Rule 405 under the Securities Act), (2) the offer of such securities was not made to a person in the United States and either (a) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believed that the buyer was outside the United States or (b) the transaction was executed on or through the facilities of The Toronto Stock Exchange and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States and (3) neither the seller nor any person acting on its behalf engaged in any directed selling efforts in connection with the offer and sale of such securities. Terms used herein have the meanings given to them by Regulation S."

                          and provided further, that if any such Special Warrants or other Securities, as the case may be, are being sold under subclause 7(C)(ii) above, such legend may be removed by delivery to Montreal Trust

                          Company of Canada of an opinion of counsel, of recognized standing reasonably satisfactory to the Company, to the effect that such legend is no longer required under the applicable requirements of the U.S. Securities Act or state securities laws.

                 (9) It consents to the Company making a notation on its records or giving instructions to any transfer agent or trustee of the Securities in order to implement the restrictions on transfer set forth and described herein.

            (v) each offeree will be provided with a copy of the Form 10-K, together with a U.S. covering memorandum.

           (vi) each Underwriter shall cause each Placement Agent to agree, for the benefit of the Company, to the same provisions as are contained in this Schedule A.

          (vii) at the Closing Time, each Underwriter, together with each Placement Agent selling Special Warrants in the United States, will provide a certificate, substantially in the form of
                 Exhibit I hereto, relating to the manner of the offer and sale of the Special Warrants in the United States.

                                                                       EXHIBIT I
                           UNDERWRITER'S CERTIFICATE

Gentlemen:

                 In connection with the private placement in the United States of special warrants (the "Special Warrants") exercisable for common shares and common share purchase warrants of Granges Inc. (the "Company") with U.S. institutional investors (the "U.S. Private Placees") pursuant to U.S. Purchase Agreements between such U.S. Private Placees and ScotiaMcLeod (USA) Inc. (the "Placement Agent"), the undersigned, ScotiaMcLeod Inc., First Marathon Securities Limited, Yorkton Securities Inc. and Goepel Shields & Partners Inc., as the underwriters (the "Underwriters") referred to in the Underwriting Agreement (the "Underwriting Agreement") dated April 15, 1996 among the Company and the Underwriters, and the Placement Agent, do hereby certify, that:

                 (i) the Placement Agent is a duly registered broker or dealer with the United States Securities and Exchange Commission and is a member of, and in good standing with, the National Association of Securities Dealers, Inc. on the date hereof;

                 (ii) each U.S. Private Placee was provided with a copy of the U.S. Purchase Agreement, the Company's Form 10-K and a U.S. covering memorandum relating to the Special Warrants;

                 (iii) immediately prior to our transmitting the U.S. Purchase Agreement to such U.S. Private Placees, we had reasonable grounds to believe and did believe that each U.S. Private Placee was an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) under the U.S. Securities Act of 1933) and, on the date hereof, we continue to believe that each U.S. Private Placee is an institutional "accredited investor";

                 (iv) no form of general solicitation or general advertising was used by us, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees had been invited by general solicitation or general advertising, in connection with the offer or sale of the Special Warrants in the United States; and

                 (v) the offering of the Special Warrants in the United States has been conducted in accordance with the Underwriting Agreement; and

                 (vi) all offers and sales of the Special Warrants in the United States were made to a maximum of 50 institutional "accredited investors".

                 Terms in this certificate have the meanings given to them in the Underwriting Agreement.

                 Dated April 25, 1996.

SCOTIAMCLEOD INC.                           FIRST MARATHON SECURITIES LIMITED

By:                                         By:
   ---------------------------------           -------------------------------


YORKTON SECURITIES INC.                     GOEPEL SHIELDS & PARTNERS INC.

By:                                         By:
   ---------------------------------           -------------------------------


SCOTIAMCLEOD (USA) INC.

By:
   ---------------------------------

                                   SCHEDULE B

                           SUMMARY OF LEGAL OPINIONS

                 The opinions of the Company's Counsel and the Underwriters' Counsel shall be substantially to the following effect:

1. The Company is a company duly amalgamated and validly existing under the laws of the Province of British Columbia and is in good standing in the office of the Registrar of Companies for British Columbia with respect to the filing of annual reports.

2. Each Material Subsidiary is a corporation duly incorporated and validly existing as a corporation and is in good standing under the laws of its jurisdiction of incorporation.

3. According to the register of shareholders of each Material Subsidiary (other than Zamora Gold Corp.), the Company or a wholly-owned subsidiary of the Company is the registered holder of all of the issued and outstanding shares of such Material Subsidiary. According to the register of shareholders of Zamora Gold Corp., the Company or a wholly-owned subsidiary of the Company is the registered holder of 8,000,000 of the 19,601,637 issued and outstanding shares of Zamora Gold Corp.

4. Each of the Company and the Material Subsidiaries has the necessary corporate power and capacity to carry on the business which it carries on and to own, lease and operate its properties and assets.

5. The Company has the necessary corporate power and capacity to enter into this Agreement, the Subscription Agreements, the Special Warrant Indenture and the Warrant Indenture (collectively, the "Documents") and to observe and perform its covenants and obligations hereunder and thereunder, to create, issue and sell the Special Warrants, to issue the Common Shares and create and issue the Warrants issuable upon the exercise or deemed exercise of the Special Warrants and to issue the Warrant Shares issuable upon the exercise of the Warrants.

6. The authorized capital of the Company consists of 750,000,000 Common Shares, of which (based on certificates of the transfer agent and registrar for the Common Shares and of a senior officer of the Company) were issued and outstanding at the close of business on the day prior to the Closing Date as fully paid and non-assessable shares, and 750,000,000 preferred shares without par value, none of which (based on a certificate of a senior officer of the Company) are issued and outstanding on the Closing Date.

7. The Documents have each been duly authorized, executed and delivered by the Company and are each a legal, valid and binding obligation of, and each is enforceable in accordance with its terms against, the Company, subject to the usual qualifications with respect to bankruptcy, insolvency and other similar laws of general application relating to creditors' rights and equitable remedies and, with respect to this Agreement, subject to the usual exceptions with respect to rights of indemnity and waiver of contributions.

8. The forms of certificates evidencing the Special Warrants and the Warrants have each been duly approved by the Company and comply with all requirements of the Special Warrant Indenture and the Warrant Indenture, respectively.

9. The attributes and characteristics of the Special Warrants and the Warrants conform in all material respects with the descriptions thereof in this Agreement and the Subscription Agreements.

10. The Special Warrants have been duly authorized and created by the Company and validly issued in accordance with the provisions of the Special Warrant Indenture and the certificates evidencing the Special Warrants have been duly executed and delivered by the Company, and, in the case of the single such certificate evidencing all of the Special Warrants delivered to SMI today, duly certified and delivered by the Trustee, in accordance with such provisions and constitute valid and legally binding direct obligations of the Company enforceable against the Company, subject to the usual qualifications referred to in clause 7 above, entitling the holders thereof to the benefits of the Special Warrant Indenture.

11. The Warrants issuable upon the exercise or deemed exercise of the Special Warrants have been duly authorized and created by the Company for issuance upon the exercise or deemed exercise of the Special Warrants and such Warrants, when issued pursuant to the Special Warrant Indenture and the Warrant Indenture upon the exercise or deemed exercise of the Special Warrants in accordance with the terms thereof, will be validly issued in accordance with the provisions of the Warrant Indenture, and the certificates evidencing such Warrants, when duly executed and delivered by the Company and duly certified and delivered by the Trustee in accordance with such provisions, will constitute valid and binding direct obligations of the Company enforceable against the Company, subject to the usual qualifications referred to in clause 7 above, entitling the holders thereof to the benefits of the Warrant Indenture. The Common Shares issuable upon the exercise or deemed exercise of the Special Warrants and the Warrant Shares issuable upon the exercise of the Warrants have been duly authorized and allotted for issuance upon the exercise or deemed exercise of the Special Warrants or upon the exercise of the Warrants, as the case may be, and such Common Shares and Warrant Shares, when issued pursuant to the Special Warrant Indenture upon the exercise or deemed exercise of the Special Warrants in accordance with the terms thereof or issued pursuant to the Warrant Indenture upon the exercise of the Warrants in accordance with the terms thereof, will be validly issued and outstanding as fully paid and non-assessable shares in the capital of the Company.

12. Neither the execution and delivery by the Company of any of the Documents, or the fulfilment of or compliance with the terms of any of them by the Company, nor the sale of the Special Warrants to the Purchasers as contemplated in this Agreement and the Subscription Agreements, or the issue of Common Shares and Warrants upon the exercise or deemed exercise of the Special Warrants in accordance with the terms thereof or of Warrant Shares upon the exercise of the Warrants in accordance with the terms thereof, conflicts or will conflict with or results or will result in a breach of or a default under any of the provisions of the Memorandum or Articles of the Company or of any resolutions of the directors or shareholders of the Company or, so far as the Company's Counsel is aware (subject to the usual qualifications and limitations with respect to the knowledge of the Company's Counsel), of any material license or permit issued to the Company or any Material Subsidiary or any essential term of any agreement or instrument to which the Company or any Material Subsidiary is a party or by which the Company or any Material Subsidiary is bound or to which any of its properties or assets are subject.

13. Based on the representations and warranties of the Purchasers contained in the Subscription Agreements, the sale of the Special Warrants by the Company to the Purchasers in accordance with the terms of this Agreement and the Subscription Agreements is exempt from the prospectus requirements of the securities laws of the Provinces of British Columbia and Ontario and of such other provinces of Canada as may be relevant on the basis of the Exemptions and no prospectus, offering memorandum or other document is required to be filed, no proceeding is required to be taken and no approval, permit, consent, or authorization is required to be obtained by the Company under such securities laws in connection with such sale except for the filing by the Company, within prescribed time periods, of required reports of such sale and the payment by the Company of applicable fees relating thereto.

14. The issue by the Company of the Common Shares and Warrants issuable upon the exercise or deemed exercise of the Special Warrants, when issued pursuant to the Special Warrant Indenture upon the exercise or deemed exercise of the Special Warrants in accordance with the terms thereof, and the issue by the Company of the Warrant Shares issuable upon the exercise of the Warrants, when issued pursuant to the Warrant Indenture upon the exercise of the Warrants in accordance with the terms thereof, in either case if such issue upon the exercise or deemed exercise of the Special Warrants occurs before the Qualification Date, will be exempt from the registration and prospectus requirements of the securities laws of the Provinces of British Columbia and Ontario and of such other provinces of Canada as may be relevant and, subject to compliance by the Underwriters with paragraph 3.3 of the Underwriting Agreement, no prospectus, offering memorandum or other document will be required to be filed, no proceeding will be required to be taken and no approval, permit, consent or authorization will be required to be obtained by the Company under such securities laws in connection with any such issue, subject to the usual provisos with respect to the absence of any orders restricting trades in such Common Shares,

Warrants and Warrant Shares and that no commission or other remuneration is paid or given to others in respect of such issue except for administrative, ministerial or professional services or for services performed by a registered dealer or broker.

15. Upon the delivery of the Final Prospectus to the Purchasers or to any subsequent holders of the Special Warrants in connection with the exercise or deemed exercise of such Special Warrants in accordance with the terms thereof on or after the Qualification Date, the Common Shares and Warrants issuable upon the exercise or deemed exercise of such Special Warrants in accordance with the terms thereof and the Warrant Shares issuable upon the exercise of such Warrants in accordance with the terms thereof will not be subject to any statutory hold period under the securities laws of the Provinces of British Columbia and Ontario and of such other provinces of Canada as may be relevant and no prospectus, offering memorandum or other document will be required to be filed, no proceeding will be required to be taken and no approval, permit, consent or authorization will be required to be obtained by the holders of such Common Shares, Warrants or Warrant Shares under such securities laws in connection with the resale of such Common Shares, Warrants or Warrant Shares by such holders in such provinces through a registered dealer or broker, subject to the usual provisos with respect to the absence of any orders restricting trades in such Common Shares, Warrants or Warrant Shares and the requirements for the filing of reports by, and certain general restrictions relating to, any such holders who are insiders of or persons in a special relationship with the Company or who own 10% or more of the outstanding Common Shares and that such resale does not constitute a distribution from the holdings of a "control person" and, in the case of the resale of such Warrant Shares, no unusual effort is made to prepare the market or create a demand for such Warrant Shares, no extraordinary commission of consideration is paid in respect of such resale and the Company is a reporting issuer under the securities laws of the Province of Ontario at the time of such resale.

16. All documents required to be filed and proceedings required to be taken by the Company before the Closing Date have been filed and taken in order for the Common Shares issuable upon the exercise or deemed exercise of the Special Warrants and the Warrant Shares issuable upon the exercise of the Warrants to be listed and posted for trading on the TSE upon the issuance thereof pursuant to the Special Warrant Indenture or the Warrant Indenture, as the case may be.

17. The Common Shares and Warrants issuable upon the exercise or deemed exercise of the Special Warrants, if issued on the Closing Date, would be eligible investments, without resort to "basket" provisions permitting otherwise ineligible investments up to specified limits, or would not be precluded as investments, in each case subject to general investment provisions and in certain cases subject to prudent investment requirements and additional requirements relating to investment or lending policies or goals, for Purchasers whose investments are governed by the Insurance Companies Act (Canada), the Trust and Loan Companies Act (Canada), the Pension Benefits Standards Act, 1985 (Canada), the Loan and Trust Corporations Act (Ontario), the Pension Benefits Act (Ontario), the Pension Benefits Standards Act (British Columbia), the Financial Institutions Act (British Columbia) and other similar statutes, subject to the usual qualifications with respect thereto (provided that this opinion need not be delivered in respect of any statute which is not applicable to any of the Purchasers).

18. The Special Warrants and the Underlying Securities do not constitute "foreign property" under Part XI of the Income Tax Act (Canada) (the "Tax Act") and, if the current proposed amendments to the Tax Act announced by the Minister of Finance (as proposed to be modified) become enacted, will not constitute "foreign property" under such amendments.

In giving such opinions, (i) the Company's Counsel and the Underwriters' Counsel may rely, to the extent appropriate in the circumstances, (A) as to matters of fact on certificates of the Company's Auditors and certificates of the Company duly executed on its behalf by any senior officer of the Company and (B) on opinions of local counsel acceptable to the Underwriters' Counsel with respect to matters of law of jurisdictions other than British Columbia and
(ii) the Underwriters' Counsel may rely on the opinion of the Company's Counsel with respect to matters which relate specifically to the Company.

                                   SCHEDULE C

                                   TERM SHEET

                                  GRANGES INC.

                          OFFERING OF SPECIAL WARRANTS

  Issuer:                    Granges Inc. ("Granges").


  Issue:                     Special  warrants  ("Special   Warrants")  offering  issued
                             pursuant to private placement  prospectus exemptions.  Each
                             Special Warrant  is exchangeable into one  common share and one-half common share purchase warrant ("Warrant").

  Warrant:                   Exercisable at $3.00 until October 31, 1997.

  Amount:                    $19,994,000  million with  a greenshoe  option, exercisable prior  to  the Closing  Date,  to  increase to  $25,220,000 million.

  Price:                     $2.60 per Unit.

  Closing Date:              April 25, 1996 (the "Closing Date").

  Transaction Structure:     Private placement  of  Special Warrants  in Canada,  Europe and  the  United States  under  applicable  exemptions from
                             prospectus  and  registration  requirements.    The Special
                             Warrants  are   to  be  issued  under   a  special  warrant
                             indenture to be approved by the Underwriters.

  Prospectus Filings:        Granges will use  its best efforts to file a  prospectus as
                             soon  as   practicable  after  the  Closing   Date  in  all
                             provinces   of  Canada   designated  by   the  Underwriters
                             qualifying the issue of Shares and Warrants on exercise  of the Special Warrants and to obtain final receipts  therefor within 90 days  or such later date as is  stipulated by the
                             Underwriters  (the  "Qualification  Deadline").    Even  if
                             final   prospectus  receipts  are   not  obtained   by  the
                             Qualification Deadline,  Granges will  continue to  use its reasonable best efforts to  clear the prospectus as soon as practicable.

  Retraction:                If a  prospectus has not  been filed  by the  Qualification
                             Deadline  Special  Warrant  holders  will  be  entitled  to retract  their  Special Warrant  for  the  full price  plus interest.

  Escrow Provision:          100%  of the  net  proceeds of  the Issue  will be  held in escrow and  released on exercise or deemed  exercise of the
                             Special Warrants prior to the Qualification Deadline or  to
                             Special  Warrant holders exercising  their retraction right thereafter.

  Foreign Property:          Granges  will provide an opinion of  its counsel at Closing confirming  that its  Special Warrants,  Common  Shares and
                             Warrants  will not constitute foreign  property pursuant to certain amendments to the Income Tax Act (Canada).

  Syndication:               ScotiaMcLeod  Inc.,  First   Marathon  Securities  Limited,
                             Yorkton Securities Inc. and Goepel Shields & Partners Inc.

                                   SCHEDULE D

                             SUBSCRIPTION AGREEMENT

A COMPLETED AND ORIGINALLY EXECUTED COPY OF THIS SUBSCRIPTION AGREEMENT AND THE ATTACHED PRIVATE PLACEMENT QUESTIONNAIRE AND UNDERTAKING AND (IF THE PURCHASER IS AN INDIVIDUAL) THE ATTACHED FORM 20A (1P) MUST BE DELIVERED BY NO LATER THAN 12:00 NOON ON APRIL 22, 1996 TO SCOTIAMCLEOD INC., ON BEHALF OF THE UNDERWRITERS, AT EITHER OF THE FOLLOWING ADDRESSES:

          ScotiaMcLeod Inc.                  ScotiaMcLeod Inc.
          36th Floor                         10th Floor
          40 King Street West                609 Granville Street
          Scotia Plaza                       Vancouver, B.C.
          Toronto, Ontario                   V7Y 1H6
          M5H 3Y2

          Attention:  David Nesbitt          Attention:  John A. Macdonald
          Tel:(416) 863-7216                 Tel:(604) 661-7481
          Fax:(416) 862-3037                 Fax:(604) 661-7496


- --------------------------------------------------------------------------------

TO:              GRANGES INC.

AND TO:          SCOTIAMCLEOD INC.
                 FIRST MARATHON SECURITIES LIMITED
                 YORKTON SECURITIES INC.
                 GOEPEL SHIELDS & PARTNERS INC.


1. SUBSCRIPTION. The undersigned (the "Purchaser") hereby tenders to Granges Inc. (the "Company") this subscription offer which, upon acceptance by the Company, will constitute an agreement (the "Subscription Agreement") of the Purchaser to subscribe for, take up, purchase and pay for, and, on the part of the Company, to issue and sell to the Purchaser, the number of Special Warrants of the Company set out on page 11 hereof (the "Purchaser's Special Warrants") at the price (the "Purchase Price") of $2.60 per Special Warrant, all on the terms and subject to the conditions set forth in this Subscription Agreement.

2. UNDERWRITTEN PRIVATE PLACEMENT. The Purchaser acknowledges that the Purchaser's Special Warrants will be issued in connection with the creation, issue and sale of an aggregate of 7,690,000 Special Warrants of the Company for an aggregate subscription price of $19,994,000 to be sold by the Company by private placement pursuant to an agreement (the "Underwriting Agreement") dated as of April 15, 1996 among the Company and ScotiaMcLeod Inc. ("SMI"), First Marathon Securities Limited, Yorkton Securities Inc. and Goepel Shields & Partners Inc. (collectively the "Underwriters") and that the definitive terms and conditions of the Special Warrants will be set forth in the Special Warrant Indenture referred to in paragraph 4 below. The Underwriters have an option (the "Option") excerciseable prior to the Closing Date (defined below) to increase the number of Special Warrants to be issued by the Company by up to an additional 2,010,000 Special Warrants for a total subscription price of $25,220,000.

3. CERTAIN DEFINITIONS. As used in this Subscription Agreement, unless the context otherwise requires:

         (a) "BUSINESS DAY" means a day which is not a Saturday, a Sunday or a statutory holiday in the Provinces of British Columbia or Ontario;

         (b) "CLOSING" means the completion of the issue and sale by the Company and the purchase by the Purchasers (including the Purchaser) of the Special Warrants pursuant to the Underwriting Agreement and the Subscription Agreements (including this Subscription Agreement);

         (c) "CLOSING DATE" means April 25, 1996 or such other date as the Company and the Underwriters may agree pursuant to the Underwriting Agreement;

         (d) "CLOSING TIME" means 7:30 a.m. (Vancouver time) on the Closing Date or such other time on the Closing Date as the Company and the Underwriters may agree pursuant to the Underwriting Agreement;

         (e) "COMMON SHARES" means common shares without par value in the capital of the Company;

         (f) "EXPIRY TIME" means 4:30 p.m. (Vancouver time) on the fifth business day after the earlier of (i) the Qualification Date and (ii) the Qualification Deadline;

         (g) "FINAL PROSPECTUS" means a final prospectus or final short form prospectus of the Company relating to the distribution of the Underlying Securities and, unless the context otherwise requires, includes any amendment or supplement thereto, any information or documents incorporated by reference therein and any French language version thereof;

         (h) "PRELIMINARY PROSPECTUS" means a preliminary prospectus or preliminary short form prospectus of the Company relating to the distribution of the Underlying Securities and, unless the context otherwise requires, includes any amendment or supplement thereto, any information or documents incorporated by reference therein and any French language version thereof;

         (i) "PROSPECTUSES" means the Preliminary Prospectus and the Final Prospectus;

         (j) "PURCHASERS" means the Underwriters, as the initially committed Purchasers, and the Substitute Purchasers, if any;

         (k) "QUALIFICATION DATE" means the day on which a receipt is issued for the Final Prospectus by the last of the Securities Commissions to issue a receipt for the Final Prospectus;

         (l) "QUALIFICATION DEADLINE" means the day that is 90 days after the Closing Date or such later date as the Underwriters may determine in a written notice given to the Company and the Trustee provided that the Underwriters have obtained the written consent thereto of each of the Substitute Purchasers who purchased Special Warrants at the Closing and have not resold their Special Warrants;

         (m) "QUALIFYING JURISDICTIONS" means the Provinces of British Columbia and Ontario and such other provinces of Canada which are designated by the Underwriters by written notice given to the Company not less than two business days prior to the Closing Date;

         (n) "SECURITIES COMMISSIONS" means, collectively, the securities commission or other securities regulatory authority in each of the Qualifying Jurisdictions;

         (o) "SPECIAL WARRANTS" means the 7,690,000 special warrants of the Company (and if the Option is exercised by the Underwriters, up to an additional 2,010,000 special warrants of the Company) to be created and issued pursuant to the Special Warrant Indenture and to be sold by the Company pursuant to the Underwriting Agreement;

         (p) "SPECIAL WARRANT INDENTURE" has the meaning attributed thereto in paragraph 4 hereof;

         (q) "SUBSCRIPTION AGREEMENTS" means the subscription agreements or purchase agreements to be entered into among the Substitute Purchasers of Special Warrants, the Company and the Underwriters (and, in the case of purchase agreements, the United States private placement agent of the Underwriters) in respect of the purchase and sale of the Special Warrants;

         (r) "SUBSTITUTE PURCHASERS" means purchasers of any Special Warrants who, at the Closing, purchase such Special Warrants in the place and stead of the Underwriters or purchase such Special Warrants from the Underwriters through their United States private placement agent;

         (s) "TRUSTEE" means Montreal Trust Company of Canada, as trustee under the Special Warrant Indenture or the Warrant Indenture, as the case may be;

         (t) "UNDERLYING SECURITIES" means the Common Shares and Warrants from time to time issuable upon the exercise or deemed exercise of the Special Warrants;

         (u) "WARRANTS" means the common share purchase warrants of the Company having the attributes and characteristics specified in paragraph 4 hereof;

         (v) "WARRANT INDENTURE" has the meaning attributed thereto in paragraph 4 hereof; and

         (w) "WARRANT SHARES" means the Common Shares from time to time issuable upon the exercise of the Warrants.

4. SPECIAL WARRANTS. The Purchaser understands and acknowledges that the Special Warrants and the Warrants will be issued under and governed by a special warrant indenture (the "Special Warrant Indenture") and a warrant indenture (the "Warrant Indenture"), respectively, each to be dated as of the Closing Date and made between the Company and the Trustee, as trustee thereunder, and to contain provisions to the following effect:

         (a) RIGHT TO COMMON SHARES AND WARRANTS. Each Special Warrant will entitle the holder thereof, upon the exercise or deemed exercise thereof and without payment of any additional consideration, to be issued one Common Share and one-half of one Warrant, subject to adjustment as provided in the Special Warrant Indenture.

         (b) WARRANTS. Each Warrant will entitle the holder thereof, during the period commencing on the date of its issue and ending 4:30 p.m. (Vancouver time) on October 31, 1997, to purchase one Common Share from the Company at a price of $3.00, subject to adjustment as provided in the Warrant Indenture.

         (c) EXERCISE. Each holder of Special Warrants will be entitled to exercise his Special Warrants during the period commencing on the Closing Date and ending at the Expiry Time.

         (d) RETRACTION. If the Qualification Date has not occurred on or before the Qualification Deadline, each holder of Special Warrants will be entitled, during the period commencing on the first business day after the Qualification Deadline and ending at the Expiry Time, to surrender his Special Warrants to the Trustee for cancellation and receive repayment of the original issue price of $2.60 per Special Warrant plus such holder's proportionate share of the interest earned by the Trustee on the funds deposited in escrow referred to in paragraph 8 below from the Closing Date to and including the day immediately preceding the date of payment.

         (e) DEEMED EXERCISE. Any Special Warrant not exercised (unless surrendered as provided in clause (d) above) prior to the Expiry Time will be deemed to have been exercised immediately prior to the Expiry Time (without any further action on the part of the holder thereof or the Company) whether or not the Qualification Date has occurred and subject to applicable securities laws.

         (f) NOTICES. Upon the occurrence of the Qualification Date or if the Qualification Date has not occurred on or before the Qualification Deadline, the Company will, in either case, forthwith, and in any event not later than the second business day thereafter, give written notice thereof to the Trustee and the Trustee will forthwith give written notice thereof to the holders of Special Warrants.

         (g) OTHER PROVISIONS. The provisions of the Special Warrant Indenture and the Warrant Indenture and the attributes and characteristics of the Special Warrants and the Warrants respectively provided for therein shall be substantially as described herein, with such changes thereto as the Underwriters and the Company may agree to, and otherwise the Special Warrant Indenture and the Warrant Indenture shall be in such form and contain such terms and provisions (including customary anti-dilution provisions) as are satisfactory to the Company and the Underwriters, acting reasonably.

5. CLOSING OF PURCHASE. The Purchaser acknowledges and agrees that the Closing shall be completed at the place and in the manner set forth in the Underwriting Agreement at the Closing Time. The Purchaser hereby irrevocably appoints and authorizes SMI on behalf of the Underwriters to act as its agent to represent it at the Closing for the purpose of all closing matters, including the execution and completion of all documents as required or deemed necessary and the approval of all opinions, certificates and other documents addressed to the Purchaser, and for the purpose of all deliveries of documents and payment of funds and the Purchaser hereby authorizes the Underwriters to extend such time periods (except the Qualification Deadline) and modify or waive such conditions as may be contemplated herein or in the Underwriting Agreement as the Underwriters, in their absolute discretion, may deem appropriate. The Purchaser hereby irrevocable authorizes SMI to correct manifest errors or omissions in the information provided by the Purchaser in this Subscription Agreement, the Private Placement Questionnaire and Undertaking (attached as Exhibit I hereto) and (if the Purchaser is an individual) the Form 20A (1P) (attached as Exhibit II hereto). The Purchaser will take up, purchase and pay for the Purchaser's Special Warrants at the Closing upon acceptance of this offer by the Company and the satisfaction by the Company, or waiver by the Underwriters, of the conditions referred to in paragraph 6 below.

6. CONDITIONS OF CLOSING. The obligations of the Purchaser to complete the purchase of the Purchaser's Special Warrants as contemplated hereby shall be conditional upon the fulfilment at or before the Closing Time of each of the conditions of the Closing set forth in the Underwriting Agreement except those conditions that are waived by the Underwriters.

7. PAYMENT AND DELIVERY. Prior to 3:00 p.m. on April 24, 1996, the Purchaser will deliver to SMI, at either of its addresses set forth on page 1 hereof (or to such other person or at such other address as SMI may direct by notice to the Purchaser), a certified cheque or bank draft made payable on or before the Closing Date to or to the order of "ScotiaMcLeod Inc." in an amount equal to the total Purchase Price for the Purchaser's Special Warrants as set forth on page 11 hereof (the "Subscription Funds") or will make such other arrangements for the payment of the Subscription Funds as may be acceptable to SMI. The Purchaser acknowledges and agrees that this offer, the Subscription Funds and any other documents delivered in connection herewith will be held by SMI until such time as the conditions referred to in paragraph 6 above are satisfied by the Company or waived by the Underwriters. Upon such satisfaction or waiver, at the Closing SMI will, on behalf of the Purchaser, deliver this offer and any other documents required to be delivered in connection herewith to the Company and will pay to the

Company the Subscription Funds and, subject to paragraph 9 below, the Company will thereupon issue and sell the Purchaser's Special Warrants to the Purchaser and cause to be issued and delivered to or upon the direction of SMI, for delivery to the Purchaser in accordance with its "Delivery Instructions" on page 11 hereof, a definitive certificate representing the Purchaser's Special Warrants registered in the name of the Purchaser (or in such other name or names as are set forth under "Registration Instructions" on page 11 hereof). The Purchaser acknowledges and agrees with and for the benefit of the Underwriters that, in the event that the Purchaser fails to make payment of the Subscription Funds to SMI in the manner and by the time stipulated above and the Underwriters in their discretion elect to pay the Subscription Funds on behalf of the Purchaser to the Company at the Closing, such payment will constitute a loan made by SMI, on behalf of the Underwriters, to the Purchaser and, in such event, the Purchaser agrees to repay such loan to SMI by delivering to SMI (or to such other person as SMI may direct by notice to the Purchaser), on the Closing Date, a certified cheque or bank draft made payable on the Closing Date to or to the order of "ScotiaMcLeod Inc." in an amount equal the Subscription Funds or by making such other arrangements for the payment of the Subscription Funds as may be acceptable to SMI, against delivery to the Purchaser in accordance with its "Delivery Instructions" on page 11 hereof of the certificate representing the Purchaser's Special Warrants referred to above. In the event that this offer is not accepted by the Company or the conditions referred to in paragraph 6 above are not satisfied by the Company, or waived by the Underwriters, within the time therein provided, this offer, the Subscription Funds (if paid to SMI) and any other documents delivered in connection herewith will be returned to the Purchaser at the address under "Name and Address of Purchaser" set forth on page 11 hereof.

8. DEPOSIT OF GROSS PROCEEDS IN ESCROW. The Purchaser acknowledges that the aggregate subscription price for the Special Warrants to be paid to the Company at the Closing will be deposited with the Trustee at the Closing to be held in escrow and invested by the Trustee in accordance with the terms of the Special Warrant Indenture and that the Special Warrant Indenture will contain provisions to the effect that such deposited funds and interest earned thereon (i) if the Qualification Date occurs on or before the Qualification Deadline, will be released from escrow and paid by the Trustee to the Company as soon as practicable after the Company delivers a written certificate to the Trustee to the effect that the Qualification Date has so occurred or (ii) if the Qualification Date has not occurred on or before the Qualification Deadline, will initially be applied by the Trustee to repay to any holder of Special Warrants, who exercises the right referred to in clause
(d) of paragraph 4 above to surrender his Special Warrants for cancellation, the original issue price of such Special Warrants together with such holder's proportionate share of such interest and, after all amounts due to holders of Special Warrants who exercise such right have been paid or provided for, the remaining balance of such deposited funds and interest thereon will be released from escrow and paid by the Trustee to the Company.

9. ACCEPTANCE OR REJECTION. The Company will have the right to accept this offer at any time at or prior to the Closing Time, but will only be entitled to reject this offer if, at the Closing Time, each of the conditions referred to in paragraph 6 above shall have been satisfied by the Company, or waived by the Underwriters, and the Underwriters shall have failed to comply with their obligation under the Underwriting Agreement to purchase all of the Special Warrants which are subject to the Underwriting Agreement and which are not purchased at the Closing by the Purchaser or by other Substitute Purchasers, or if it would be unlawful for the Company to accept this offer. Notwithstanding the foregoing, the Purchaser acknowledges and agrees that the acceptance of this offer will be conditional upon the sale of the Purchaser's Special Warrants to the Purchaser being exempt from any prospectus or offering memorandum requirements of all applicable securities laws.

10. INFORMATION AND DOCUMENTS. The Purchaser will, as soon as practicable and in any event by no later than noon on April 22, 1996, deliver or arrange to have delivered to SMI, at either of its addresses set forth on page 1 hereof (or to such other person or at such other address as SMI may direct by notice to the Purchaser), completed and originally executed copies of the Private Placement Questionnaire and Undertaking (attached as Exhibit I hereto) and, if the Purchaser is an individual, the Form 20A(IP) (attached as
Exhibit II hereto) and will, promptly upon request by the Company or the Underwriters, provide the Company or the Underwriters with such information and execute and deliver to the Company or the Underwriters such additional undertakings, questionnaires and other documents as the Company or the Underwriters may request and as may be required in connection with the issue and sale of the Special Warrants and the filing of the Prospectuses. The Purchaser acknowledges and agrees that such undertakings, questionnaires and other documents, when executed and delivered by the Purchaser, will form part of and will be incorporated into this Subscription Agreement with the same effect as if each constituted a representation and warranty or covenant of the Purchaser hereunder in favour of the Company and the Underwriters. The Purchaser consents to the filing of such documents as may be required to be filed with any stock exchange or securities regulatory authority in connection with the transactions contemplated hereby. The Purchaser acknowledges and agrees that the Underwriters or the Company or both may be required to provide to applicable securities regulatory authorities or to The Toronto Stock Exchange a list setting forth the identities of the beneficial purchasers of the Special Warrants (on a confidential basis except in the Province of British Columbia). Notwithstanding that the Purchaser may be purchasing Special Warrants as an agent on behalf of an undisclosed principal, the Purchaser agrees to provide, on request, particulars as to the identity of such undisclosed principal as may be required by the Underwriters or the Company or both in order to comply with the foregoing.

11.              PURCHASER'S REPRESENTATIONS AND WARRANTIES.   The Purchaser
represents and warrants to the Company and the Underwriters, as representations and warranties that are true as of the date of this offer and will be true as of the date of this Subscription Agreement and as of the Closing Date, that:

         (a) AUTHORIZATION AND EFFECTIVENESS. If the Purchaser is a corporation, the Purchaser is a valid and subsisting corporation, has the necessary corporate capacity and authority to execute and deliver this offer and to observe and perform its covenants and obligations hereunder and has taken all necessary corporate action in respect thereof, or, if the Purchaser is an individual or a partnership, syndicate or other form of unincorporated organization, the Purchaser has the necessary legal capacity and authority to execute and deliver this offer and to observe and perform its covenants and obligations hereunder and has obtained all necessary approvals in respect thereof, and, in either case, upon acceptance by the Company, this offer constitutes a legal, valid and binding contract of the Purchaser enforceable against the Purchaser in accordance with its terms.

         (b) RESIDENCE. The Purchaser is a resident of the jurisdiction referred to under "Name and Address of Purchaser" on page 11 hereof and is not (and is not purchasing the Purchaser's Special Warrants for the account of) a U.S. person (as such term is defined in Regulation S under the United States Securities Act of 1933, as amended).

         (c) PURCHASING AS PRINCIPAL. Except to the extent contemplated in clauses (e) and (f)(iii) below, the Purchaser is purchasing the Purchaser's Special Warrants (and the Underlying Securities in respect thereof) as principal (as defined in applicable securities legislation) for its own account, and not for the benefit of any other person.

         (d) PURCHASING FOR INVESTMENT ONLY. The Purchaser is purchasing the Purchaser's Special Warrants (and the Underlying Securities in respect thereof) for investment only and not with a view to resale or distribution.

         (e) PURCHASING AS AGENT OR TRUSTEE. In the case of the purchase by the Purchaser of the Purchaser's Special Warrants as agent or trustee for any principal whose identity is disclosed or undisclosed or identified by account number only, each beneficial purchaser of the Purchaser's Special Warrants for whom the Purchaser is acting, except to the extent contemplated clause (f)(iii) below, is purchasing its Purchaser's Special Warrants (and the Underlying Securities in respect thereof) as principal for its own account, and not for the benefit of any other person, for investment only and not with a view to resale or distribution, and the Purchaser has due and proper authority to act as agent or trustee for and on behalf of such beneficial purchaser in connection with the transactions contemplated hereby.

         (f) PURCHASER HAS BENEFIT OF PRIVATE PLACEMENT EXEMPTIONS. The Purchaser, and in the case of the purchase by the Purchaser of the Purchaser's Special Warrants as agent or trustee for any principal whose identity is disclosed or undisclosed or identified by account number only, each beneficial purchaser of the Purchaser's Special Warrants for whom the Purchaser is acting:

                 (i) is purchasing as principal a sufficient number of Special Warrants so that the aggregate acquisition costs of the Purchaser or beneficial purchaser will not be less than the amount indicated below as required under the applicable statute of the province of Canada in which the Purchaser or beneficial purchaser is resident:

                                                                 Minimum Amount             Applicable
                          Province of Residence                   of Purchase           Exemption Section*
                          ---------------------                  --------------         ------------------
                          British Columbia                            $97,000           55(2)(1), (3) or (4)
                          Alberta                                     $97,000           107(1)(a), (c) or (d)
                          Saskatchewan                               $150,000           81(1)(a), (c) or (d)
                          Manitoba                                    $97,000           19(1)(c) and 19(3)
                          Ontario                                    $150,000           72(1)(a), (c) or (d)
                          Quebec                                     $150,000           51 or 43, 44 and 45
                          New Brunswick                                   N/A           7(c)
                          Nova Scotia                                $150,000           77(1)(a), (c) or (d)
                          Prince Edward Island                        $97,000           13(1)(a), (c) or (d)
                          Newfoundland                                $97,000           73(1)(a), (c) or (d)

                          * Refers to exemption provisions applicable to clauses (i), (ii) or (iii)

                 (ii) has status as an exempt purchaser or the equivalent under the securities legislation applicable to it, which status has the effect of eliminating any requirement for a prospectus in respect of the sale of Special Warrants to the Purchaser or beneficial purchaser and the issue of Underlying Securities upon the exercise or deemed exercise of such Special Warrants; or

                 (iii) is purchasing as agent or trustee pursuant to a statutory exemption or an exemption order permitting such purchase, which may include the circumstances described in section 55(1)(b) of the Securities Act (British Columbia) or the equivalent provision in the securities legislation of other provinces.

         (g) CORPORATION OR UNINCORPORATED ORGANIZATION. If the Purchaser, or any beneficial purchaser referred to in clause (e) above, is a corporation or a partnership, syndicate or other form of unincorporated organization, the Purchaser or such beneficial purchaser was not incorporated or created solely or is not used primarily to permit purchases without a prospectus under section 72(1)(d) of the Securities Act (Ontario) or similar prospectus exemptions available under other securities legislation and, if the Purchaser or such beneficial purchaser is a partnership, syndicate or other form of unincorporated organization (other than a pension plan or group of pension plans under common management resident in Ontario) the aggregate acquisition cost to each member thereof of its proportionate interest in the Purchaser's Special Warrants is not less than $150,000 (or, if such beneficial purchaser is a resident of British Columbia, Alberta, Manitoba, Prince Edward Island or Newfoundland, $97,000).

         (h) ABSENCE OF OFFERING MEMORANDUM. The offering and sale of the Purchaser's Special Warrants to the Purchaser were not, so far as the Purchaser is aware, made through an advertisement of the Special Warrants in printed media of general and regular paid circulation, radio or television or any other form of advertisement or as part of a general solicitation and, except for this Subscription Agreement, the only documents, if any, delivered or otherwise furnished to the Purchaser in connection with such offering and sale were the Term Sheet (attached as Exhibit III hereto) and annual or interim reports and other documents the contents of which are prescribed by statute or regulation and generally available research reports, memoranda and other materials concerning the Company prepared by others, which documents the Purchaser acknowledges do not, individually or collectively, constitute an offering memorandum or similar document (including an offering memorandum as such term is defined in section 32(1) of the Regulation to the Securities Act (Ontario)) and have not been independently verified by the Underwriters. The Purchaser acknowledges and agrees that the Company and the Underwriters take no responsibility for the accuracy or completeness of the information contained in any such research reports, memoranda or other materials concerning the Company.

         (i) NO UNDISCLOSED INFORMATION. The Purchaser's Special Warrants are not being purchased by the Purchaser as a result of any material information concerning the Company that has not been publicly disclosed and the Purchaser's decision to tender this offer and acquire the Purchaser's Special Warrants has not been made as a result of any verbal or written representation as to fact or otherwise made by or on behalf of the Company, the Underwriters or any other person and is based entirely upon currently available public information concerning the Company.

         (j) INVESTMENT SUITABILITY. The Purchaser, and any beneficial purchaser referred to in clause (e) above, has such knowledge and experience in financial and business affairs as to be capable of evaluating the merits and risks of the investment hereunder in the Purchaser's Special Warrants (and the Underlying Securities in respect thereof) and is able to bear the economic risk of loss of such investment.

         (k) MANITOBA RESIDENTS. If the Purchaser is a resident of Manitoba, and if the Purchaser is not an individual and is a corportion, partnership, unincorporated association, organization or syndicate, a trustee, an executor, an administrator or other legal personal representative, the Purchaser is purchasing the Purchaser's Special Warrants for investment only and not with a view to resale or distribution and will not resell or otherwise transfer or dispose of the Purchaser's Special Warrants except in accordance with the provisions of applicable securities legislation and regulations.

         (1) OWNERSHIP OF COMMON SHARES. The Purchaser, together with any of the Purchaser's affiliates or associates or any other person with whom the Purchaser is acting jointly or in concert, after giving effect to the exercise of any Special Warrants (and the Warrants issuable thereunder) being purchased by the Purchaser and such persons, will not beneficially own more than 9,236,332 Common Shares.

12. NO INVESTIGATION BY UNDERWRITERS. The Purchaser acknowledges and agrees that the Underwriters assume no responsibility or liability of any nature whatsoever for the accuracy or adequacy of any publicly available information concerning the Company or as to whether all information concerning the Company required to be disclosed by it has been generally disclosed. The Purchaser further acknowledges and agrees that the Underwriters have not engaged in or conducted any independent investigation with respect to the Company or any such information.

13. RESALE RESTRICTIONS. The Purchaser understands and acknowledges that the Purchaser's Special Warrants (and, if the Purchaser's Special Warrants are exercised or deemed to be exercised before the Qualification Date, the Underlying Securities issued upon such exercise or deemed exercise and the Warrant Shares issuable upon the exercise of the Warrants) will be subject to certain resale restrictions under applicable securities laws and the Private Placement Questionnaire and Undertaking (attached as Exhibit I hereto), and the Purchaser agrees to comply with such restrictions. The Purchaser also acknowledges and understands that it should consult its own legal advisors with respect to applicable resale restrictions and that it is solely responsible (and that the Company and the Underwriters are not in any manner responsible) for complying with such restrictions.

14. NO REVOCATION. The Purchaser agrees that this offer is made for valuable consideration and may not be withdrawn, cancelled, terminated or revoked by the Purchaser.

15. INDEMNITY. The Purchaser agrees to indemnify and hold harmless the Company and the Underwriters and their respective directors, officers, employees, agents, advisors and shareholders from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, law suit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Purchaser contained herein or in any document furnished by the Purchaser to the Company or the Underwriters in connection herewith being untrue in any material respect or any breach or failure by the Purchaser to comply with any covenant or agreement made by the Purchaser herein or in any document furnished by the Purchaser to the Company or the Underwriters in connection herewith.

16. MODIFICATION. Subject to paragraph 5 above, neither this Subscription Agreement nor any provision hereof shall be modified, changed, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

17. BENEFIT OF CERTAIN REPRESENTATIONS. By its acceptance of this offer, the Company covenants, agrees and confirms that the Purchaser will have the benefit of all of the representations, warranties, covenants and conditions provided to or for the benefit of the Purchasers by the Company under the Underwriting Agreement.

18. CONTRACTUAL RIGHT OF ACTION FOR RESCISSION. By its acceptance of this offer, the Company agrees to provide a right of rescission as hereinafter set forth, which right shall be exercisable by the Purchaser and any subsequent holders from time to time of the Purchaser's Special Warrants:

                 In the event that any holder of Special Warrants who acquires Underlying Securities upon the exercise or deemed exercise of his Special Warrants is or becomes entitled under applicable securities legislation to the remedy of rescission by reason of the Final Prospectus or any amendment thereto containing a misrepresentation, such holder shall be entitled to rescission not only of such holder's exercise of such Special Warrants but also of the purchase of such Special Warrants hereunder, and shall be entitled in connection with such rescission to a full refund of all consideration paid to the Company on the acquisition of such Special Warrants. In the event such holder is a permitted assignee of the interest of the original Purchaser of such Special Warrants, such permitted assignee shall be entitled to exercise the rights of rescission and refund granted hereunder as if such permitted assignee were such original Purchaser. The foregoing is in addition to any other right or remedy available to a holder of the Special Warrants under section 114 of the Securities Act (British Columbia), section 130 of the Securities Act (Ontario) or a corresponding provision of other securities legislation or otherwise at law.

19. WAIVER OF RIGHTS OF WITHDRAWAL. The Purchaser expressly waives and releases the Company and the Underwriters from all rights of withdrawal to which it might otherwise be entitled pursuant to section 66(3) of the Securities Act (British Columbia), section 71(2) of the Securities Act (Ontario) or a corresponding provision of other securities legislation.

20. ASSIGNMENT. This Subscription Agreement and any interest herein or any of the rights arising hereunder may be assigned only together with a transfer of the Special Warrants purchased hereunder and in accordance with applicable securities laws and the rules of any stock exchanges on which the Common Shares are listed, and provided that the assignment is made and the assignee resides either outside Canada or in one of the Qualifying Jurisdictions and the assignee agrees to be bound by the terms and conditions of this Subscription Agreement by completing and executing the Transfer Form attached to the certificate representing the Special Warrants and delivering it to the Company or the Trustee.

21. MISCELLANEOUS. The agreement resulting from the acceptance of this offer by the Company contains the whole agreement between the Company, the Underwriters and the Purchaser in respect of the subject matters hereof and there are no warranties, representations, terms, conditions or collateral agreements, express, implied or statutory, other than as expressly provided for herein and in any amendments hereto. All representations, warranties, agreements and covenants made or deemed to be made by the Purchaser herein will survive the execution and delivery, and acceptance, of this offer and the Closing. Time shall be of the essence of this Subscription Agreement. This Subscription Agreement and the rights and obligations of the parties hereunder will be governed by and construed according to the laws of the Province of British Columbia. This Subscription Agreement may be executed in any number of counterparts, each of which when delivered, either in original or facsimile form, shall be deemed to be an original and all of which together shall constitute one and the same document.

22. RELIANCE ON FACSIMILE. The Company and the Underwriters shall be entitled to rely on delivery of a facsimile copy of this Subscription Agreement, and acceptance by the Company of a facsimile copy of this Subscription Agreement shall create a legal, valid and binding agreement between the Purchaser and the Company in accordance with the terms hereof.

23. LANGUAGE. The Purchaser acknowledges its consent and request and the parties hereto agree that all documents evidencing or relating in any way to its purchase of Special Warrants be drawn up in the English language only. Nous reconnaissons par les presentes avoir consenti et demande que tous les documents faisant foi ou se rapportant de quelque maniere a notre achat soient rediges en anglais seulement.

                 IN WITNESS WHEREOF the undersigned executes and agrees to be bound by this Subscription Agreement by executing the Signature Page and Registration and Delivery Instructions attached as page 11 hereto on the date therein indicated.

NOTE: PURCHASER MUST EXECUTE AND COMPLETE ATTACHED SIGNATURE PAGE AND REGISTRATION AND DELIVERY INSTRUCTIONS


                              A C C E P T A N C E

                 The foregoing is acknowledged, accepted and agreed to this ____ day of April, 1996.

                                 GRANGES INC.

                                 Per:
                                     --------------------------------------
                                     Title:

                                 SCOTIAMCLEOD INC. on behalf of the
                                 Underwriters

                                 Per:
                                     --------------------------------------

                               SIGNATURE PAGE AND
                     REGISTRATION AND DELIVERY INSTRUCTIONS
                            (PURCHASER TO COMPLETE)

ISSUER:  Granges Inc.        ISSUE:   Special Warrants exchangeable for Common
                                      Shares and Warrants.

NUMBER OF SPECIAL WARRANTS:
                             -------------------

TOTAL PURCHASE PRICE:        $
                              ------------------

SIGNATURE OF PURCHASER:                                  Dated April ____, 1996
                             -------------------------
                             Name of Purchaser

                             Per:
                                 ---------------------
                                 Title:

NAME AND ADDRESS OF PURCHASER:

Name:                                   Address:
      --------------------------                 ---------------------------
                                                 (Street Address)

      --------------------------                 ---------------------------
                                                 (City and Province or Country)

                                                 ---------------------------
                                                 (Postal Code)


REGISTRATION INSTRUCTIONS:  If other than in the name of the Purchaser:

Name:                                   Address:
      --------------------------                 ---------------------------
                                                 (Street Address)

      --------------------------                 ---------------------------
                                                 (City and Province or Country)

                                                 ---------------------------
                                                 (Postal Code)


DELIVERY INSTRUCTIONS:  If other than to the Purchaser at its address above:

Name:                                   Address:
      --------------------------                 ---------------------------
                                                 (Street Address)
Contact Name:
              ------------------                 ---------------------------
                                                 (City and Province or Country)
Telephone No.:
               ------------------                ---------------------------
                                                 (Postal Code)


NAME OF PORTFOLIO ADVISOR (MONEY MANAGER):
                                           -------------------------------

GOVERNING "ELIGIBILITY FOR INVESTMENT" STATUTE:
                                                --------------------------

THE TOTAL PURCHASE PRICE (IN THE AMOUNT SPECIFIED ABOVE) MUST BE PAID TO SCOTIAMCLEOD INC. BY CERTIFIED CHEQUE OR BANK DRAFT MADE PAYABLE ON OR BEFORE THE CLOSING DATE TO OR TO THE ORDER OF "SCOTIAMCLEOD INC.". THE CERTIFIED CHEQUE OR BANK DRAFT MUST BE DELIVERED TO SCOTIAMCLEOD INC. PRIOR TO 3:00 P.M. ON APRIL 24, 1996.

                                                                       EXHIBIT I


                           THE TORONTO STOCK EXCHANGE

                PRIVATE PLACEMENT QUESTIONNAIRE AND UNDERTAKING


To be completed by each proposed private placement purchaser of listed securities or securities which are convertible into listed securities.

                                 QUESTIONNAIRE

1.               DESCRIPTION OF TRANSACTION

         (a)     Name of Issuer of the Securities

                          GRANGES INC.

         (b)     Number and Class of Securities to be Purchased

                          _______________ Special Warrants

         (c)     Purchase Price

                          $2.60 per Special Warrant

2.               DETAILS OF PURCHASER

         (a)     Name of Purchaser

                 ---------------------------------------------------------------

         (b)     Address

                 ---------------------------------------------------------------

                 ---------------------------------------------------------------

         (c) Names and addresses of persons having a greater than 10% beneficial interest in the Purchaser

                 ---------------------------------------------------------------

                 ---------------------------------------------------------------

                 ---------------------------------------------------------------

3.               RELATIONSHIP TO ISSUER

         (a) Is the Purchaser (or any person named in response to 2(c) above) an insider of the Issuer for the purposes of the Ontario Securities Act (before giving effect to this private placement)? If so, state the capacity in which the Purchaser (or person named in response to 2(c)) qualifies as an insider.

                 ---------------------------------------------------------------

                 ---------------------------------------------------------------

                 ---------------------------------------------------------------


         (b) If the answer to (a) is "no", are the Purchaser and the Issuer controlled by the same person or company? If so, give details.

                 ---------------------------------------------------------------

                 ---------------------------------------------------------------

                 ---------------------------------------------------------------


4.               DEALINGS OF PURCHASER IN SECURITIES OF THE ISSUER

                 Give details of all trading by the Purchaser, as principal, in the securities of the Issuer (other than debt securities which are not convertible into equity securities), directly or indirectly, within the 60 days preceding the date hereof.

                 ---------------------------------------------------------------

                 ---------------------------------------------------------------

                 ---------------------------------------------------------------

                                  UNDERTAKING



TO:              The Toronto Stock Exchange

The undersigned has subscribed for and agreed to purchase, as principal, the securities described in Item 1 of this Private Placement Questionnaire and Undertaking.

The undersigned undertakes not to sell or otherwise dispose of any of the said securities so purchased or any securities derived therefrom for the period that ends on the earlier of:

         (a) six months from the date of the closing of the transaction herein or for such period as is prescribed by applicable securities legislation, whichever is longer, and

         (b) the date that a receipt for a final prospectus relating to the said securities or securities derived therefrom has been issued by the Ontario Securities Commission,

without the prior consent of The Toronto Stock Exchange and any other regulatory body having jurisdiction.

Dated at ____________________, this _____ day of April, 1996.


                                    -------------------------------------------
                                    (Name of Purchaser - please print)


                                    -------------------------------------------
                                    (Authorized Signature)


                                    -------------------------------------------
                                    (Official Capacity - please print)


                                    -------------------------------------------
                                    (please print here name of individual whose signature appears above, if different from name of Purchaser printed above)

                                                                      EXHIBIT II

This is the form required under section 135 of the Rules and, if applicable, by an order issued under section 59 of the Securities Act.

                                 FORM 20A (IP)

                                 SECURITIES ACT

                    ACKNOWLEDGEMENT OF INDIVIDUAL PURCHASER

1. I have agreed to purchase from Granges Inc. (the "Issuer") _____________ Special Warrants (the "Securities") of the Issuer.

2. I am purchasing the Securities as principal and, on closing of the agreement of purchase and sale, I will be the beneficial owner of the Securities.

3. I (CIRCLE ONE) have/have not received an offering memorandum describing the Issuer and the Securities.

4.       I acknowledge that:

         (a) no securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities, AND

         (b) there is no government or other insurance covering the Securities, AND

         (c)     I may lose all of my investment, AND

         (d) there are restrictions on my ability to resell the Securities and it is my responsibility to find out what those restrictions are and to comply with them before selling the Securities, AND

         (e) I will not receive a prospectus that the British Columbia Securities Act (the "Act") would otherwise require be given to me because the Issuer has advised me that it is relying on a prospectus exemption, AND

         (f) because I am not purchasing the Securities under a prospectus, I will not have the civil remedies that would otherwise be available to me, AND

         (g) the Issuer has advised me that it is using an exemption from the requirement to sell through a dealer registered under the Act, except purchases referred to in paragraph 5(g), and as a result I do not have the benefit of any protection that might have been available to me by having a dealer act on my behalf.

5.       I also acknowledge that:  (CIRCLE ONE)

         (a) I am purchasing Securities that have an aggregate acquisition cost of $97,000 or more, OR

         (b) my net worth, or my net worth jointly with my spouse at the date of the agreement of purchase and sale of the security, is not less than $400,000, OR

         (c) my annual net income before tax is not less than $75,000, or my annual net income before tax jointly with my spouse is not less than $125,000, in each of the two most recent calendar years, and I reasonably expect to have annual net income before tax of not less than $75,000 or annual net income before tax jointly with my spouse of not less than $125,000 in the current calendar year, OR

         (d)     I am registered under the Act, OR

         (e) I am a spouse, parent, brother, sister or child of a senior officer or director of the Issuer, or of an affiliate of the Issuer, OR

         (f) I am a close personal friend of a senior officer or director of the Issuer, or of an affiliate of the Issuer, OR

         (g) I am purchasing securities under section 128(c) ($25,000 - registrant required) of the Rules, and I have spoken to a person (NAME OF REGISTERED PERSON: (THE "REGISTERED PERSON)) who has advised me that the Registered Person is registered to trade or advise in the Securities and that the purchase of the Securities is a suitable investment for me.

6. If I am an individual referred to in paragraph 5(b), 5(c), or 5(d),1 acknowledge that, on the basis of information about the Securities furnished by the Issuer, I am able to evaluate the risks and merits of the Securities because: (CIRCLE ONE)

         (a)     of my financial, business or investment experience, OR

         (b)     I have received advice from a person (NAME OF ADVISER:
                 _________________ (THE "ADVISER")) who has advised me that the Adviser is:

                 (i) registered to advise, or exempted from the requirement to be registered to advise, in respect of the Securities, and

                 (ii) not an insider of, or in a special relationship with, the Issuer.

The statements made in this report are true.

DATED  April _______, 1996.


                                    -------------------------------------------
                                    Signature of Purchaser


                                    -------------------------------------------
                                    Name of Purchaser


                                    -------------------------------------------



                                    -------------------------------------------
                                    Address of Purchaser

                                   SCHEDULE E

                               PURCHASE AGREEMENT

A COMPLETED AND ORIGINALLY EXECUTED COPY OF THIS PURCHASE AGREEMENT, THE ATTACHED PRIVATE PLACEMENT QUESTIONNAIRE AND UNDERTAKING AND (IF THE PURCHASER IS AN INDIVIDUAL) THE ATTACHED FORM 20A (IP) MUST BE DELIVERED BY NO LATER THAN 12:00 NOON ON APRIL 22, 1996 TO SCOTIAMCLEOD (USA) INC., AS PLACEMENT AGENT ON BEHALF OF THE UNDERWRITERS, AT THE FOLLOWING ADDRESS:

                            ScotiaMcLeod (USA) Inc.
                                1 Liberty Plaza
                                   25th Floor
                                  165 Broadway
                                  New York, NY
                                     10006

                           Attention:  Stacey Siegel
                              Tel: (212) 225-6604
                              Fax: (212) 225-6615


- --------------------------------------------------------------------------------


TO:              SCOTIAMCLEOD (USA) INC.
                 AS PLACEMENT AGENT ON BEHALF OF THE UNDERWRITERS

AND TO:          SCOTIAMCLEOD INC.
                 FIRST MARATHON SECURITIES LIMITED
                 YORKTON SECURITIES INC.
                 GOEPEL SHIELDS & PARTNERS INC.

AND TO:          GRANGES INC.



1. PURCHASE. The undersigned (the "Purchaser") hereby tenders to ScotiaMcLeod (USA) Inc., as private placement agent (the "Placement Agent") for ScotiaMcLeod Inc. ("SMI"), First Marathon Securities Limited, Yorkton Securities Inc. and Goepel Shields & Partners Inc. ("collectively, the "Underwriters"), this offer to purchase which, upon acceptance by the Placement Agent on behalf of the Underwriters, will constitute an agreement (the "Purchase Agreement") of the Purchaser to take up, purchase and pay for, and, on the part of the Placement Agent on behalf of the Underwriters, to transfer and sell to the Purchaser, the number of Special Warrants of Granges Inc. (the "Company") set out on page 12 hereof (the "Purchaser's Special Warrants") at the price (the "Purchase Price") of Cdn. $2.60 per Special Warrant, all on the terms and subject to the conditions set forth in this Purchase Agreement.

2. UNDERWRITTEN PRIVATE PLACEMENT. The Purchaser acknowledges that the Purchaser's Special Warrants will be issued in connection with the creation, issue and sale of an aggregate of 7,690,000 Special Warrants of the Company for an aggregate subscription price of Cdn. $19,994,000 to be sold by the Company by private placement pursuant to an agreement (the "Underwriting Agreement") dated as of April 15, 1996 among the Company and the Underwriters and that the definitive terms and conditions of the Special Warrants will be set forth in the Special Warrant Indenture referred to in paragraph 4 below. The Underwriters have an option (the "Option") exerciseable prior to the Closing Date (defined below) to increase the number of Special Warrants to be issued by the Company by up to an additional 2,010,000 Special Warrants for a total subscription price of Cdn. $25,220,000.

3. CERTAIN DEFINITIONS. As used in this Purchase Agreement, unless the context otherwise requires:

         (a) "BUSINESS DAY" means a day which is not a Saturday, a Sunday or a statutory holiday in the Provinces of British Columbia or Ontario;

         (b) "CLOSING" means the completion of the issue and sale by the Company and the purchase by the Purchasers (including the Purchaser) of the Special Warrants pursuant to the Underwriting Agreement and the Subscription Agreements (including this Purchase Agreement);

         (c) "CLOSING DATE" means April 25, 1996 or such other date as the Company and the Underwriters may agree pursuant to the Underwriting Agreement;

         (d) "CLOSING TIME" means 7:30 a.m. (Vancouver time) on the Closing Date or such other time on the Closing Date as the Company and the Underwriters may agree pursuant to the Underwriting Agreement;

         (e) "COMMON SHARES" means common shares without par value in the capital of the Company;

         (f) "EXPIRY TIME" means 4:30 p.m. (Vancouver time) on the fifth business day after the earlier of (i) the Qualification Date and (ii) the Qualification Deadline;

         (g) "FINAL PROSPECTUS" means a final prospectus or final short form prospectus of the Company relating to the distribution of the Underlying Securities and, unless the context otherwise requires, includes any amendment or supplement thereto, any information or documents incorporated by reference therein and any French language version thereof;

         (h) "PRELIMINARY PROSPECTUS" means a preliminary prospectus or preliminary short form prospectus of the Company relating to the distribution of the Underlying Securities and, unless the context otherwise requires, includes any amendment or supplement thereto, any information or documents incorporated by reference therein and any French language version thereof;

         (i) "PROSPECTUSES" means the Preliminary Prospectus and the Final Prospectus;

         (j) "PURCHASERS" means the Underwriters, as the initially committed Purchasers, and the Substitute Purchasers, if any;

         (k) "QUALIFICATION DATE" means the day on which a receipt is issued for the Final Prospectus by the last of the Securities Commissions to issue a receipt for the Final Prospectus;

         (l) "QUALIFICATION DEADLINE" means the day that is 90 days after the Closing Date or such later date as the Underwriters may determine in a written notice given to the Company and the Trustee provided that the Underwriters have obtained the written consent thereto of each of the Substitute Purchasers who purchased Special Warrants at the Closing and have not resold their Special Warrants;

         (m) "QUALIFYING JURISDICTIONS" means the Provinces of British Columbia and Ontario and such other provinces of Canada which are designated by the Underwriters by written notice given to the Company not less than two business days prior to the Closing Date;

         (n) "REGULATION D" means Regulation D adopted by the SEC pursuant to the U.S. Securities Act;

         (o) "REGULATION S" means Regulation S adopted by the SEC pursuant to the U.S. Securities Act;

         (p)     "SEC" means the United States Securities and Exchange
         Commission;

         (q) "SECURITIES" means the Special Warrants, the Underlying Securities and the Warrant Shares;

         (r) "SECURITIES COMMISSIONS" means, collectively, the securities commission or other securities regulatory authority in each of the Qualifying Jurisdictions;

         (s) "SPECIAL WARRANTS" means the 7,690,000 special warrants of the Company (and if the Option is exercised by the Underwriters, up to an additional 2,010,000 special warrants of the Company) to be created and issued pursuant to the Special Warrant Indenture and to be sold by the Company pursuant to the Underwriting Agreement;

         (t) "SPECIAL WARRANT INDENTURE" has the meaning attributed thereto in paragraph 4 hereof;

         (u) "SUBSCRIPTION AGREEMENTS" means the subscription agreements or purchase agreements to be entered into among the Substitute Purchasers of Special Warrants, the Company and the Underwriters (and, in the case of purchase agreements, the Placement Agent) in respect of the purchase and sale of the Special Warrants;

         (v) "SUBSTITUTE PURCHASERS" means purchasers of any Special Warrants who, at the Closing, purchase such Special Warrants in the place and stead of the Underwriters or purchase such Special Warrants from the Underwriters through the Placement Agent;

         (w) "TRUSTEE" means Montreal Trust Company of Canada, as trustee under the Special Warrant Indenture or the Warrant Indenture, as the case may be;

         (x) "UNDERLYING SECURITIES" means the Common Shares and Warrants from time to time issuable upon the exercise or deemed exercise of the Special Warrants;

         (y)     "U.S. PERSON" has the meaning given to such term in Regulation
         S;

         (z) "U.S. SECURITIES ACT" means the United States Securities Act of 1933, as amended;

         (aa) "WARRANTS" means the common share purchase warrants of the Company having the attributes and characteristics specified in paragraph 4 hereof;

         (ab) "WARRANT INDENTURE" has the meaning attributed thereto in paragraph 4 hereof; and

         (ac) "WARRANT SHARES" means the Common Shares from time to time issuable upon the exercise of the Warrants.

4. SPECIAL WARRANTS. The Purchaser understands and acknowledges that the Special Warrants and the Warrants will be issued under and governed by a special warrant indenture (the "Special Warrant Indenture") and a warrant indenture (the "Warrant Indenture"), respectively, each to be dated as of the Closing Date and made between the Company and the Trustee, as trustee thereunder, and to contain provisions to the following effect:

         (a) RIGHT TO COMMON SHARES AND WARRANTS. Each Special Warrant will entitle the holder thereof, upon the exercise or deemed exercise thereof and without payment of any additional consideration, to be issued one Common Share and one-half of one Warrant, subject to adjustment as provided in the Special Warrant Indenture.

         (b) WARRANTS. Each Warrant will entitle the holder thereof, during the period commencing on the date of its issue and ending 4:30 p.m. (Vancouver time) on October 31, 1997, to purchase one Common Share from the Company at a price of Cdn. $3.00, subject to adjustment as provided in the Warrant Indenture.

         (c) EXERCISE. Each holder of Special Warrants will be entitled to exercise his Special Warrants during the period commencing on the Closing Date and ending at the Expiry Time.

         (d) RETRACTION. If the Qualification Date has not occurred on or before the Qualification Deadline, each holder of Special Warrants will be entitled, during the period commencing on the first business day after the Qualification Deadline and ending at the Expiry Time, to surrender his Special Warrants to the Trustee for cancellation and receive repayment of the original issue price of Cdn. $2.60 per Special Warrant plus such holder's proportionate share of the interest earned by the Trustee on the funds deposited in escrow referred to in paragraph 8 below from the Closing Date to and including the day immediately preceding the date of payment.

         (e) DEEMED EXERCISE. Any Special Warrant not exercised (unless surrendered as provided in clause (d) above) prior to the Expiry Time will be deemed to have been exercised immediately prior to the Expiry Time (without any further action on the part of the holder thereof or the Company) whether or not the Qualification Date has occurred and subject to applicable securities laws.

         (f) NOTICES. Upon the occurrence of the Qualification Date or if the Qualification Date has not occurred on or before the Qualification Deadline, the Company will, in either case, forthwith, and in any event not later than the second business day thereafter, give written notice thereof to the Trustee and the Trustee will forthwith give written notice thereof to the holders of Special Warrants.

         (g) OTHER PROVISIONS. The provisions of the Special Warrant Indenture and the Warrant Indenture and the attributes and characteristics of the Special Warrants and the Warrants respectively provided for therein shall be substantially as described herein, with such changes thereto as the Underwriters and the Company may agree to, and otherwise the Special Warrant Indenture and the Warrant Indenture shall be in such form and contain such terms and provisions (including customary anti-dilution provisions) as are satisfactory to the Company and the Underwriters, acting reasonably.

5. CLOSING OF PURCHASE. The Purchaser acknowledges and agrees that the Closing shall be completed at the place and in the manner set forth in the Underwriting Agreement at the Closing Time. The Purchaser hereby irrevocably appoints and authorizes SMI on behalf of the Underwriters to act as its agent to represent it at the Closing for the purpose of all closing matters, including the execution and completion of all documents as required or deemed necessary and the approval of all opinions, certificates and other documents addressed to the Purchaser, and for the purpose of all deliveries of documents and payment of funds and the Purchaser hereby authorizes the Underwriters to extend such time periods (except the Qualification Deadline) and modify or waive such conditions as may be contemplated herein or in the Underwriting Agreement as the Underwriters, in their absolute discretion, may deem appropriate. The Purchaser hereby irrevocably authorizes SMI to correct manifest errors or omissions in the information provided by the Purchaser in this Purchase Agreement, the Private Placement Questionnaire and Undertaking (attached as Exhibit I hereto) and (if the Purchaser is an individual) the Form 20A (IP) (attached as Exhibit II hereto). The Purchaser will take up, purchase and pay for the Purchaser's Special Warrants at the Closing upon acceptance of this offer by the Placement Agent on behalf of the Underwriters and the satisfaction by the Company, or waiver by the Underwriters, of the conditions referred to in paragraph 6 below.

6. CONDITIONS OF CLOSING. The obligations of the Purchaser to complete the purchase of the Purchaser's Special Warrants as contemplated hereby shall be conditional upon the fulfilment at or before the Closing Time of each of the conditions of the Closing set forth in the Underwriting Agreement except those conditions that are waived by the Underwriters.

7. PAYMENT AND DELIVERY. Prior to 3:00 p.m. on April 24, 1996, the Purchaser will deliver to the Placement Agent, at its address set forth on page 1 hereof (or to such other person or at such other address as the Placement Agent may direct by notice to the Purchaser), a certified cheque or bank draft made payable on or before the Closing Date to or to the order of "ScotiaMcLeod (USA) Inc." in an amount equal to the total Purchase Price for the Purchaser's Special Warrants as set forth on page 12 hereof (the "Subscription Funds") or will make such other arrangements for the payment of the Subscription Funds as may be acceptable to the Placement Agent. The Purchaser acknowledges and agrees that this offer, the Subscription Funds and any other documents delivered in connection herewith will be delivered to and held by SMI until such time as the conditions referred to in paragraph 6 above are satisfied by the Company or waived by the Underwriters. Upon such satisfaction or waiver, at the Closing SMI will, on behalf of the Purchaser, deliver this offer and any other documents required to be delivered in connection herewith to the Placement Agent and will pay to the Placement Agent the Subscription Funds and, subject to paragraph 9 below, the Placement Agent, on behalf of the Underwriters, will thereupon transfer and sell the Purchaser's Special Warrants to the Purchaser and cause to be issued and delivered to the Purchaser, in accordance with its "Delivery Instructions" on page 12 hereof, a definitive certificate representing the Purchaser's Special Warrants registered in the name of the Purchaser (or in such other name or names as are set forth under "Registration Instructions" on page 12 hereof). In the event that this offer is not accepted by the Placement Agent or the conditions referred to in paragraph 6 above are not satisfied by the Company, or waived by the Underwriters, within the time therein provided, this offer, the Subscription Funds and any other documents delivered in connection herewith will be returned to the Purchaser at the address under "Name and Address of Purchaser" set forth on page 12 hereof.

8. DEPOSIT OF GROSS PROCEEDS IN ESCROW. The Purchaser acknowledges that the aggregate subscription price for the Special Warrants to be paid to the Company at the Closing will be deposited with the Trustee at the Closing to be held in escrow and invested by the Trustee in accordance with the terms of the Special Warrant Indenture and that the Special Warrant Indenture will contain provisions to the effect that such deposited funds and interest earned thereon (i) if the Qualification Date occurs on or before the Qualification Deadline, will be released from escrow and paid by the Trustee to the Company as soon as practicable after the Company delivers a written certificate to the Trustee to the effect that the Qualification Date has so occurred or (ii) if the Qualification Date has not occurred on or before the Qualification Deadline, will initially be applied by the Trustee to repay to any holder of Special Warrants, who exercises the right referred to in clause
(d) of paragraph 4 above to surrender his Special Warrants for cancellation, the original issue price of such Special Warrants together with such holder's proportionate share of such interest and, after all amounts due to holders of Special Warrants who exercise such right have been paid or provided for, the remaining balance of such deposited funds and interest thereon will be released from escrow and paid by the Trustee to the Company.

9. ACCEPTANCE OR REJECTION. The Placement Agent, on behalf of the Underwriters, will have the right to accept this offer at any time at or prior to the Closing Time, but will only be entitled to reject this offer if, at the Closing Time, the Purchaser's Special Warrants shall not have been issued and sold by the Company and purchased by the Underwriters or if it would be unlawful for the Placement Agent to accept this offer. Notwithstanding the foregoing, the Purchaser acknowledges and agrees that the acceptance of this offer will be conditional upon the sale of the Purchaser's Special Warrants to the Purchaser being exempt from any registration, prospectus or offering memorandum requirements of all applicable securities laws.

10. INFORMATION AND DOCUMENTS. The Purchaser will, as soon as practicable and in any event by no later than noon on April 22, 1996, deliver or arrange to have delivered to the Placement Agent, at its address set forth on page 1 hereof (or to such other person or at such other address as the Placement Agent may direct by notice to the Purchaser), completed and originally executed copies of the Private Placement Questionnaire and undertaking (attached as Exhibit I hereto) and, if the Purchaser is an individual, the Form 20A(IP) (attached as Exhibit II hereto) and will, promptly upon request by the Company, the Placement Agent or the Underwriters, provide the Company, the Placement Agent or the Underwriters with such information and execute and deliver to the Company, the Placement Agent or the Underwriters such additional undertakings, questionnaires and other documents as the Company, the Placement Agent or the Underwriters may request and as may be required in connection with the issue and sale of the Special Warrants and the filing of the Prospectuses. The Purchaser acknowledges and agrees that such undertakings, questionnaires and other documents, when executed and delivered by the Purchaser, will form part of and will be incorporated into this Purchase Agreement with the same effect as if each constituted a representation and warranty or covenant of the Purchaser hereunder in favour of the Company, the Placement Agent and the Underwriters. The Purchaser consents to the filing of such documents as may be required to be filed with any stock exchange or securities regulatory authority in connection with the transactions contemplated hereby. The Purchaser acknowledges and agrees that the Underwriters or the Company or both may be required to provide to applicable securities regulatory authorities or to The Toronto Stock Exchange a list setting forth the identities of the beneficial purchasers of the Special Warrants (on a confidential basis except in the Province of British Columbia). Notwithstanding that the Purchaser may be purchasing Special Warrants as an agent on behalf of an undisclosed principal, the Purchaser agrees to provide, on request, particulars as to the identity of such undisclosed principal as may be required by the Underwriters or the Company or both in order to comply with the foregoing.

11.              PURCHASER'S REPRESENTATIONS AND WARRANTIES.   The Purchaser
represents and warrants to the Company, the Placement Agent and the Underwriters, as representations and warranties that are true as of the date of this offer and will be true as of the date of this Purchase Agreement and as of the Closing Date, and the Purchaser agrees with each of such persons, that:

         (a) AUTHORIZATION AND EFFECTIVENESS. If the Purchaser is a corporation, the Purchaser is a valid and subsisting corporation, has the necessary corporate capacity and authority to execute and deliver this offer and to observe and perform its covenants and obligations hereunder and has taken all necessary corporate action in respect thereof, or, if the Purchaser is an individual or a partnership, syndicate or other form of unincorporated organization, the Purchaser has the necessary legal capacity and authority to execute and deliver this offer and to observe and perform its covenants and obligations hereunder and has obtained all necessary approvals in respect thereof, and, in either case, upon acceptance by the Placement Agent, this offer constitutes a legal, valid and binding contract of the Purchaser enforceable against the Purchaser in accordance with its terms.

         (b) RESIDENCE. The Purchaser is a U.S. Person and is a resident of the jurisdiction referred to under "Name and Address of Purchaser" on page 12 hereof and is not (and is not purchasing the Purchaser's Special Warrants for the account of) a Canadian resident.

         (c) PURCHASING AS PRINCIPAL. Except to the extent contemplated in clause (e) below, the Purchaser is purchasing the Purchaser's Special Warrants (and the Underlying Securities in respect thereof) as principal (as defined in applicable securities legislation) for its own account, and not for the benefit of any other person.

         (d) PURCHASING FOR INVESTMENT ONLY. The Purchaser is purchasing the Purchaser's Special Warrants (and the Underlying Securities in respect thereof) for investment only and not with a view to resale or distribution.

         (e) PURCHASING AS AGENT OR TRUSTEE. In the case of the purchase by the Purchaser of the Purchaser's Special Warrants as agent or trustee for any principal whose identity is disclosed or undisclosed or identified by account number only, each beneficial purchaser of the Purchaser's Special Warrants for whom the Purchaser is acting, is purchasing its Purchaser's Special Warrants (and the Underlying Securities in respect thereof) as principal for its own account, and not for the benefit of any other person, for investment only and not with a view to resale or distribution, and the Purchaser has due and proper authority to act as agent or trustee for and on behalf of such beneficial purchaser in connection with the transactions contemplated hereby.

         (f) PURCHASER HAS BENEFIT OF CANADIAN PRIVATE PLACEMENT EXEMPTIONS. The Purchaser, and in the case of the purchase by the Purchaser of the Purchaser's Special Warrants as agent or trustee for any principal whose identity is disclosed or undisclosed or identified by account number only, each beneficial purchaser of the Purchaser's Special Warrants for whom the Purchaser is acting, is purchasing as principal a sufficient number of Special Warrants so that the aggregate acquisition costs of the Purchaser or beneficial purchaser will not be less than Cdn. $97,000.

         (g) U.S. PRIVATE PLACEMENT EXEMPTION. The Purchaser is aware that the Securities have not been and will not be registered under the U.S. Securities Act or the securities laws of any state and the sale contemplated thereby is being made in reliance on a private placement exemption to Institutional Accredited Investors (as defined below) and pursuant to exemptions from the registration requirements of applicable state securities laws.

         (h) INSTITUTIONAL ACCREDITED INVESTOR. The Purchaser is an institutional "accredited investor" as defined in Rule 501(a)(1), (2),
         (3) or (7) under the U.S. Securities Act ("Institutional Accredited Investor") and it is acquiring the Purchaser's Special Warrants and the related other Securities for its own account for an aggregate purchase price of at least U.S $250,000 or for the account of one or more Institutional Accredited Investors with respect to which it exercises sole investment discretion (where each such account is purchasing Special Warrants for such an aggregate purchase price), and not with a view to any resale, distribution or other disposition of such Securities in violation of the United States federal or state securities laws.

         (i) NO GENERAL SOLICITATION OR ADVERTISING. The Purchaser acknowledges that it has not purchased the Purchaser's Special Warrants as a result of any general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

         (j) INFORMATION AVAILABILITY. The Purchaser has received a copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1995, for its information only, together with a U.S. covering memorandum, and has had access to such additional information, if any, concerning the Company as it has considered necessary in connection with its decision to invest in the Purchaser's Special Warrants.

         (k) INVESTMENT SUITABILITY. The Purchaser has such knowledge and experience in business matters as to be capable of evaluating the merits and risks of its investment in the Purchaser's Special Warrants and is able to bear the economic risks of such investment.

         (l) RESALE. The Purchaser understands and agrees that if it decides to offer, sell or otherwise transfer the Purchaser's Special Warrants or the related other Securities, such Special Warrants and other Securities may be offered, sold or otherwise transferred only
         (A) to the Company, (B) outside the United States in accordance with Rule 904 of Regulation S under the U.S. Securities Act and in compliance with applicable local laws and regulations, or (C) inside the United States (i) if (x) the sale is to an Institutional Accredited Investor and is of a number of such Special Warrants or other Securities having an aggregate market value at the time of such sale of not less than U.S. $250,000, (y) a purchaser's letter containing representations, warranties and covenants similar to those contained in clauses (g) through (n) of this paragraph 11 (except such purchaser's letter need not contain the representation set forth in clause (j) above), satisfactory to the Placement Agent and the Company, is executed by the purchaser and delivered to the Placement Agent and the Company prior to the sale and (z) all offers or solicitations in connection with the sale are arranged and conducted solely by the Placement Agent or the Company, (ii) in accordance with the exemption from registration under the U.S. Securities Act provided by Rule 144 thereunder, if available, or (iii) if the sale is a transaction that does not require registration under the U.S. Securities Act or any applicable United States state laws and regulations governing the offer and sale of securities, and it has therefore furnished to the Placement Agent and the Company an opinion of counsel of recognized standing reasonably satisfactory to the Placement Agent and the Company.

         (m) LEGEND. The Purchaser understands and acknowledges that upon the original issuance thereof, and until such time as the same is no longer required under applicable requirements of the U.S. Securities Act or applicable state laws, the certificates representing the Purchaser's Special Warrants, and all certificates issued in exchange therefor or in substitution thereof, including certificates representing the related Securities, shall bear the following legend:

                          "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, OR (C) INSIDE THE UNITED STATES IN ACCORDANCE WITH (1) CERTAIN PROCEDURES SATISFACTORY TO THE COMPANY OR (2) RULE 144 UNDER THE SECURITIES ACT, IF AVAILABLE. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA. A NEW CERTIFICATE, BEARING NO LEGEND, DELIVERY OF WHICH WILL CONSTITUTE "GOOD DELIVERY" MAY BE OBTAINED FROM MONTREAL TRUST COMPANY OF CANADA UPON DELIVERY OF THIS CERTIFICATE AND A DULY EXECUTED DECLARATION, IN A FORM SATISFACTORY TO MONTREAL TRUST COMPANY OF CANADA AND THE COMPANY, TO THE EFFECT THAT THE SALE OF THE SECURITIES REPRESENTED HEREBY IS BEING MADE IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT;"

         provided, that if any such Special Warrants or other Securities, as the case may be, are being sold under subclause (l)(B) above, such legend may be removed by providing a declaration to Montreal Trust Company of Canada as registrar and transfer agent, in the following form (or in such form as the Company may prescribe from time to time):

         "The undersigned (A) acknowledges that the sale of the securities, represented by certificate numbers ____________, to which this declaration relates is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the "Securities Act") and (B) certifies that (1) it is not an "affiliate" of Granges Inc. (as defined in Rule 405 under the Securities Act), (2) the offer of such securities was not made to a person in the United States and either (a) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believed that the buyer was outside the United States or (b) the transaction was executed on or through the facilities of The Toronto Stock Exchange and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States and
         (3) neither the seller nor any person acting on its behalf engaged in any directed selling efforts in connection with the offer and sale of such securities. Terms used herein have the meanings given to them by Regulation S."

         and provided further, that if any such Special Warrants or other Securities, as the case may be, are being sold under subclause 11(l)(C)(ii) above, such legend may be removed by delivery to Montreal Trust Company of Canada of an opinion of counsel, of recognized standing reasonably satisfactory to the Company, to the effect that such legend is no longer required under the applicable requirements of the U.S. Securities Act or state securities laws.

         (n) TRANSFER RESTRICTIONS. The Purchaser consents to the Company making a notation on its records or giving instructions to any transfer agent or trustee of the Securities in order to implement the restrictions on transfer set forth and described herein.

         (o) ABSENCE OF OFFERING MEMORANDUM. The offering and sale of the Purchaser's Special Warrants to the Purchaser were not, so far as the Purchaser is aware, made through an advertisement of the Special Warrants in printed media of general and regular paid circulation, radio or television or any other form of advertisement or as part of a general solicitation and, except for this Purchase Agreement, the only documents, if any, delivered or otherwise furnished to the Purchaser in connection with such offering and sale were the Term Sheet (attached as Exhibit III hereto) and annual or interim reports and other documents the contents of which are prescribed by statute or regulation and generally available research reports, memoranda and other materials concerning the Company prepared by others, which documents the Purchaser acknowledges do not, individually or collectively, constitute an offering memorandum or similar document (including an offering memorandum as such term is defined in section 32(1) of the Regulation to the Securities Act (Ontario)) and have not been independently verified by the Placement Agent or the Underwriters. The Purchaser acknowledges and agrees that the Company, the Placement Agent and the Underwriters take no responsibility for the accuracy or completeness of the information contained in any such research reports, memoranda or other materials concerning the Company.

         (p) NO UNDISCLOSED INFORMATION. The Purchaser's Special Warrants are not being purchased by the Purchaser as a result of any material information concerning the Company that has not been publicly disclosed and the Purchaser's decision to tender this offer and acquire the Purchaser's Special Warrants has not been made as a result of any verbal or written representation as to fact or otherwise made by or on behalf of the Company, the Placement Agent, the Underwriters or any other person and is based entirely upon currently available public information concerning the Company.

         (q) OWNERSHIP OF COMMON SHARES. The Purchaser, together with any of the Purchaser's affiliates or associates or any other person with whom the Purchaser is acting jointly or in concert, after giving effect to the exercise of any Special Warrants (and the Warrants issuable thereunder) being purchased by the Purchaser and such persons, will not beneficially own more than 9,236,332 Common Shares.

12. NO INVESTIGATION BY UNDERWRITERS. The Purchaser acknowledges and agrees that neither the Placement Agent nor the Underwriters assume any responsibility or liability of any nature whatsoever for the accuracy or adequacy of any publicly available information concerning the Company or as to whether all information concerning the Company required to be disclosed by it has been generally disclosed. The Purchaser further acknowledges and agrees that neither the Placement Agent nor the Underwriters have engaged in or conducted any independent investigation with respect to the Company or any such information.

13. ADDITIONAL RESALE RESTRICTIONS. The Purchaser understands and acknowledges that the Purchaser's Special Warrants (and, if the Purchaser's Special Warrants are exercised or deemed to be exercised before the Qualification Date, the Underlying Securities issued upon such exercise or deemed exercise and the Warrant Shares issuable upon the exercise of the Warrants) will be subject to certain resale restrictions under applicable Canadian securities laws and the Private Placement Questionnaire and Undertaking (attached as Exhibit I hereto) and the Purchaser agrees to comply with such restrictions. The Purchaser also acknowledges and understands that it should consult its own legal advisors with respect to applicable resale restrictions and that it is solely responsible (and that the Company, the Placement Agent and the Underwriters are not in any manner responsible) for complying with such restrictions.

14. NO REVOCATION. The Purchaser agrees that this offer is made for valuable consideration and may not be withdrawn, cancelled, terminated or revoked by the Purchaser.

15. INDEMNITY. The Purchaser agrees to indemnify and hold harmless the Company, the Underwriters and the Placement Agent and their respective directors, officers, employees, agents, advisors and shareholders from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, law suit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Purchaser contained herein or in any document furnished by the Purchaser to the Company, the Underwriters or the Placement Agent in connection herewith being untrue in any material respect or any breach or failure by the Purchaser to comply with any covenant or agreement made by the Purchaser herein or in any document furnished by the Purchaser to the Company, the Underwriters or the Placement Agent in connection herewith.

16. MODIFICATION. Subject to paragraph 5 above, neither this Purchase Agreement nor any provision hereof shall be modified, changed, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

17. BENEFIT OF CERTAIN REPRESENTATIONS. By its acknowledgement of this offer, the Company covenants, agrees and confirms that the Purchaser will have the benefit of all of the representations, warranties, covenants and conditions provided to or for the benefit of the Purchasers by the Company under the Underwriting Agreement.

18. CONTRACTUAL RIGHT OF ACTION FOR RESCISSION. By its acknowledgement of this offer, the Company agrees to provide a right of rescission as hereinafter set forth, which right shall be exercisable by the Purchaser and any subsequent holders from time to time of the Purchaser's Special Warrants:

                 In the event that any holder of Special Warrants who acquires Underlying Securities upon the exercise or deemed exercise of his Special Warrants is or becomes entitled under applicable securities legislation to the remedy of rescission by reason of the Final Prospectus or any amendment thereto containing a misrepresentation, such holder shall be entitled to rescission not only of such holder's exercise of such Special Warrants but also of the purchase of such Special Warrants hereunder, and shall be entitled in connection with such rescission to a full refund of all consideration paid to the Company on the acquisition of such Special Warrants. In the event such holder is a permitted assignee of the interest of the original Purchaser of such Special Warrants, such permitted assignee shall be entitled to exercise the rights of rescission and refund granted hereunder as if such permitted assignee were such original Purchaser. The foregoing is in addition to any other right or remedy available to a holder of the Special Warrants under section 114 of the Securities Act (British Columbia), section 130 of the Securities Act (Ontario) or a corresponding provision of other securities legislation or otherwise at law.

19. WAIVER OF RIGHTS OF WITHDRAWAL. The Purchaser expressly waives and releases the Company, the Placement Agent and the Underwriters from all rights of withdrawal to which it might otherwise be entitled pursuant to section 66(3) of the Securities Act (British Columbia), section 71(2) of the Securities Act (Ontario) or a corresponding provision of other securities legislation.

20. ASSIGNMENT. This Purchase Agreement and any interest herein or any of the rights arising hereunder may be assigned only together with a transfer of the Special Warrants purchased hereunder and in accordance with applicable securities laws and the rules of any stock exchanges on which the Common Shares are listed, and provided that the assignment is made and the assignee resides either outside Canada or in one of the Qualifying Jurisdictions and the assignee agrees to be bound by the terms and conditions of this Purchase Agreement by completing and executing the Transfer Form attached to the certificate representing the Special Warrants and delivering it to the Company or the Trustee.

21. MISCELLANEOUS. The agreement resulting from the acceptance of this offer by the Placement Agent on behalf of the Underwriters contains the whole agreement between the Placement Agent, the Company, the Underwriters and the Purchaser in respect of the subject matters hereof and there are no warranties, representations, terms, conditions or collateral agreements, express, implied or statutory, other than as expressly provided for herein and in any amendments hereto. All representations, warranties, agreements and covenants made or deemed to be made by the Purchaser herein will survive the execution and delivery, and acceptance, of this offer and the Closing. Time shall be of the essence of this Purchase Agreement. This Purchase Agreement and the rights and obligations of the parties hereunder will be governed by and construed according to the laws of the Province of British Columbia. This Purchase Agreement may be executed in any number of counterparts, each of which when delivered, either in original or facsimile form, shall be deemed to be an original and all of which together shall constitute one and the same document.

22. RELIANCE ON FACSIMILE. The Placement Agent, the Company and the Underwriters shall be entitled to rely on delivery of a facsimile copy of this Purchase Agreement, and acceptance by the Placement Agent of a facsimile copy of this Purchase Agreement shall create a legal, valid and binding agreement between the Purchaser and the Placement Agent in accordance with the terms hereof.

                 IN WITNESS WHEREOF the undersigned executes and agrees to be bound by this Purchase Agreement by executing the Signature Page and Registration and Delivery Instructions attached as page 12 hereto on the date therein indicated.


NOTE: PURCHASER MUST EXECUTE AND COMPLETE ATTACHED SIGNATURE PAGE AND REGISTRATION AND DELIVERY INSTRUCTIONS

                              A C C E P T A N C E

                 The foregoing is acknowledged, accepted and agreed to this ____ day of April, 1996.

                                    SCOTIAMCLEOD (USA) INC., as Placement Agent on behalf of the Underwriters


                                    Per:
                                         ---------------------------------------

                                    SCOTIAMCLEOD INC. on behalf of the
                                    Underwriters


                                    Per:
                                         ---------------------------------------

                                    GRANGES INC.

                                    Per:
                                         ---------------------------------------
                                          Title:

                               SIGNATURE PAGE AND
                     REGISTRATION AND DELIVERY INSTRUCTIONS
                            (PURCHASER TO COMPLETE)

ISSUER:  Granges Inc.        ISSUE:   Special Warrants exchangeable for Common
                                      Shares and Warrants.

NUMBER OF SPECIAL WARRANTS:
                             -------------------------

TOTAL PURCHASE PRICE:        Cdn. $
                                   -------------------

SIGNATURE OF PURCHASER:
                             -------------------------    Dated April ___, 1996
                              Name of Purchaser

                             Per:
                                 ---------------------
                                 Title:

NAME AND ADDRESS OF PURCHASER:

Name:                                    Address:
      ----------------------------                -----------------------------
                                                  (Street Address)

      ----------------------------                -----------------------------
                                                  (City and State)

                                                  -----------------------------
                                                  (Zip Code)

REGISTRATION INSTRUCTIONS:  If other than in the name of the Purchaser:

Name:                                    Address:
      ----------------------------                -----------------------------
                                                  (Street Address)

      ----------------------------                -----------------------------
                                                  (City and State)

                                                  -----------------------------
                                                  (Zip Code)


DELIVERY INSTRUCTIONS:  If other than to the Purchaser at its address above:

Name:                                    Address:
      ----------------------------                -----------------------------
                                                  (Street Address)
Contact Name:
              --------------------                -----------------------------
                                                  (City and State)
Telephone No.:
               -------------------                -----------------------------
                                                  (Zip Code)

NAME OF PORTFOLIO ADVISOR (MONEY MANAGER):
                                           --------------------------

THE TOTAL PURCHASE PRICE (IN THE AMOUNT SPECIFIED ABOVE) MUST BE PAID TO SCOTIAMCLEOD (USA) INC. BY CERTIFIED CHEQUE OR BANK DRAFT MADE PAYABLE ON OR BEFORE THE CLOSING DATE TO OR TO THE ORDER OF "SCOTIAMCLEOD (USA) INC.". THE CERTIFIED CHEQUE OR BANK DRAFT MUST BE DELIVERED TO SCOTIAMCLEOD (USA) INC. PRIOR TO 3:00 P.M. ON APRIL 24, 1996.

                                                                       EXHIBIT I


                           THE TORONTO STOCK EXCHANGE

                PRIVATE PLACEMENT QUESTIONNAIRE AND UNDERTAKING


To be completed by each proposed private placement purchaser of listed securities or securities which are convertible into listed securities.

                                 QUESTIONNAIRE

1.               DESCRIPTION OF TRANSACTION

         (a)     Name of Issuer of the Securities

                          GRANGES INC.

         (b)     Number and Class of Securities to be Purchased

                          _______________ Special Warrants

         (c)     Purchase Price

                          Cdn. $2.60 per Special Warrant

2.               DETAILS OF PURCHASER

         (a)     Name of Purchaser

                 ---------------------------------------------------------------

         (b)     Address

                 ---------------------------------------------------------------

                 ---------------------------------------------------------------

         (c) Names and addresses of persons having a greater than 10% beneficial interest in the Purchaser

                 ---------------------------------------------------------------

                 ---------------------------------------------------------------

                 ---------------------------------------------------------------

3.               RELATIONSHIP TO ISSUER

         (a) Is the Purchaser (or any person named in response to 2(c) above) an insider of the Issuer for the purposes of the Ontario Securities Act (before giving effect to this private placement)? If so, state the capacity in which the Purchaser (or person named in response to 2(c)) qualifies as an insider.

                 ---------------------------------------------------------------

                 ---------------------------------------------------------------

                 ---------------------------------------------------------------


         (b) If the answer to (a) is "no", are the Purchaser and the Issuer controlled by the same person or company? If so, give details.

                 ---------------------------------------------------------------

                 ---------------------------------------------------------------

                 ---------------------------------------------------------------


4.               DEALINGS OF PURCHASER IN SECURITIES OF THE ISSUER

                 Give details of all trading by the Purchaser, as principal, in the securities of the Issuer (other than debt securities which are not convertible into equity securities), directly or indirectly, within the 60 days preceding the date hereof.

                 ---------------------------------------------------------------

                 ---------------------------------------------------------------

                 ---------------------------------------------------------------

                                  UNDERTAKING



TO:              The Toronto Stock Exchange

The undersigned has subscribed for and agreed to purchase, as principal, the securities described in Item 1 of this Private Placement Questionnaire and Undertaking.

The undersigned undertakes not to sell or otherwise dispose of any of the said securities so purchased or any securities derived therefrom for the period that ends on the earlier of:

         (a) six months from the date of the closing of the transaction herein or for such period as is prescribed by applicable securities legislation, whichever is longer, and

         (b) the date that a receipt for a final prospectus relating to the said securities or securities derived therefrom has been issued by the Ontario Securities Commission,

without the prior consent of The Toronto Stock Exchange and any other regulatory body having jurisdiction.

Dated at ____________________, this _____ day of April, 1996.


                                        ----------------------------------------
                                        (Name of Purchaser - please print)


                                        ----------------------------------------
                                        (Authorized Signature)


                                        ----------------------------------------
                                        (Official Capacity - please print)


                                        ----------------------------------------
                                        (please print here name of individual
                                        whose signature appears above, if
                                        different from name of Purchaser
                                        printed above)

                                                                      EXHIBIT II

This is the form required under section 135 of the Rules and, if applicable, by an order issued under section 59 of the Securities Act.

                                 FORM 20A (IP)

                                 SECURITIES ACT

                    ACKNOWLEDGEMENT OF INDIVIDUAL PURCHASER

1. I have agreed to purchase from Granges Inc. (the "Issuer") ____________ Special Warrants (the "Securities") of the Issuer.

2. I am purchasing the Securities as principal and, on closing of the agreement of purchase and sale, I will be the beneficial owner of the Securities.

3. I (CIRCLE ONE) have/have not received an offering memorandum describing the Issuer and the Securities.

4.       I acknowledge that:

         (a) no securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities, AND

         (b) there is no government or other insurance covering the Securities, AND

         (c)     I may lose all of my investment, AND

         (d) there are restrictions on my ability to resell the Securities and it is my responsibility to find out what those restrictions are and to comply with them before selling the Securities, AND

         (e) I will not receive a prospectus that the British Columbia Securities Act (the "Act") would otherwise require be given to me because the Issuer has advised me that it is relying on a prospectus exemption, AND

         (f) because I am not purchasing the Securities under a prospectus, I will not have the civil remedies that would otherwise be available to me, AND

         (g) the Issuer has advised me that it is using an exemption from the requirement to sell through a dealer registered under the Act, except purchases referred to in paragraph 5(g), and as a result I do not have the benefit of any protection that might have been available to me by having a dealer act on my behalf.

5.       I also acknowledge that:  (CIRCLE ONE)

         (a) I am purchasing Securities that have an aggregate acquisition cost of $97,000 or more, OR

         (b) my net worth, or my net worth jointly with my spouse at the date of the agreement of purchase and sale of the security, is not less than $400,000, OR

         (c) my annual net income before tax is not less than $75,000, or my annual net income before tax jointly with my spouse is not less than $125,000, in each of the two most recent calendar years, and I reasonably expect to have annual net income before tax of not less than $75,000 or annual net income before tax jointly with my spouse of not less than $125,000 in the current calendar year, OR

         (d)     I am registered under the Act, OR

         (e) I am a spouse, parent, brother, sister or child of a senior officer or director of the Issuer, or of an affiliate of the Issuer, OR

         (f) I am a close personal friend of a senior officer or director of the Issuer, or of an affiliate of the Issuer, OR

         (g) I am purchasing securities under section 128(c) ($25,000 - registrant required) of the Rules, and I have spoken to a person (NAME OF REGISTERED PERSON: (THE "REGISTERED PERSON)) who has advised me that the Registered Person is registered to trade or advise in the Securities and that the purchase of the Securities is a suitable investment for me.

6. If I am an individual referred to in paragraph 5(b), 5(c), or 5(d),1 acknowledge that, on the basis of information about the Securities furnished by the Issuer, I am able to evaluate the risks and merits of the Securities because: (CIRCLE ONE)

         (a)     of my financial, business or investment experience, OR

         (b)     I have received advice from a person (NAME OF ADVISER:
                 _________________ (THE "ADVISER")) who has advised me that the Adviser is:

                 (i) registered to advise, or exempted from the requirement to be registered to advise, in respect of the Securities, and

                 (ii) not an insider of, or in a special relationship with, the Issuer.

The statements made in this report are true.

DATED  April _______, 1996.




                                        ----------------------------------------
                                        Signature of Purchaser



                                        ----------------------------------------
                                        Name of Purchaser



                                        ----------------------------------------



                                        ----------------------------------------
                                        Address of Purchaser





                                    - 2 -